UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund: BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2018

Date of reporting period: 08/31/2017

Item 1 – Report to Stockholders

AUGUST 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also appears to be approaching the implementation of its plan to reduce the vast balance sheet reserves that provided liquidity to the global economy in the aftermath of the financial crisis in 2008. Also, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered reflationary expectations in the United States.

By contrast, the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus and balance sheet expansion despite nascent signs of sustained economic growth in both countries. The Eurozone also benefited from the relatively stable political environment, which is creating momentum for economic reform and pro-growth policies.

Financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Escalating tensions with North Korea and our nation’s divided politics are significant concerns. Nevertheless, benign credit conditions, modest inflation, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

However, the capacity for rapid global growth is restrained by structural factors, including an aging population in developed countries, low productivity growth, and excess savings. Cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion, also limit economic growth. Tempered economic growth and high valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.65%	16.23%
U.S. small cap equities (Russell 2000® Index)	2.04	14.91
International equities (MSCI Europe, Australasia, Far East Index)	12.14	17.64
Emerging market equities (MSCI Emerging Markets Index)	18.02	24.53
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.40	0.62
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.10	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.74	0.49
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.51	0.92
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.03	8.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	3

Fund Summary as of August 31, 2017

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of August 31, 2017 ($11.60)[1]	7.09%
Current Monthly Distribution per Common Share[2]	$0.0685
Current Annualized Distribution per Common Share[2]	$0.8220
Economic Leverage as of August 31, 2017[3]	32%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

Market Price and Net Asset Value Per Share Summary
	8/31/17	2/28/17	Change	High	Low
Market Price	$11.60	$11.68	(0.68)%	$11.82	$11.23
Net Asset Value	$12.69	$12.70	(0.08)%	$12.81	$12.45

Market Price and Net Asset Value History For the Past Five Years

4	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Performance and Portfolio Management Commentary

Returns for the period ended August 31, 2017 were as follows:

		Average Annual Total Returns
	6-Month	1 Year	3 Years	5 Years
Fund at NAV[1,2]	3.49%	11.18%	5.94%	7.98%
Fund at Market Price[1,2]	2.86	11.76	6.20	5.17
Reference Benchmark[3]	2.26	7.21	4.18	5.37
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index[4]	3.03	8.62	4.79	6.47
S&P/LSTA Leveraged Loan Index[5]	1.49	5.80	3.53	4.24

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.

[2]	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

[4]

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

[5]	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

Beginning with this reporting period, DSU is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

DSU can dynamically allocate between bank loans and high yield bonds depending on market conditions and opportunities. The largest contributors to performance over the semi-annual period included the technology, health care and cable & satellite sectors, while government-related, insurance and leisure names also contributed. From a credit rating perspective, B-rated, BB-rated and CCC-rated names were the significant contributors to performance, as the lower credit quality portions of the high yield and bank loan markets drove a rally across both asset classes. The Fund’s allocation to A-rated names represented the smallest positive contributor. High yield exchange traded funds (“ETFs”), high yield index credit default swaps and preferred equity positions were substantial contributors to performance as well.

•

Energy-related sectors, including oil field services and independent energy, were the largest detractors from performance as oil price volatility drove negative performance. Retailers, the only sector within the high yield bond and bank loan markets to post negative returns year-to-date in 2017, represented a slight detractor. The Fund’s allocation to equity positions was an additional performance detractor.

Describe recent portfolio activity.

•

During the semi-annual period, the portfolio gradually increased risk as leveraged finance markets performed well. The Fund increased its asset allocations to bank loan positioning relative to high yield bonds. The Fund reduced its tactical investment grade allocation while increasing its position in collateralized loan obligations. The Fund added to positions within the wirelines and cable & satellite sectors, increasing its allocation to the technology sectors. The Fund reduced broad energy exposure and shifted its focus to higher quality issuers within the space. The Fund added to its BBB-rated position while slightly reducing CCC-rated names.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	5

Fund Summary as of August 31, 2017

Performance and Portfolio Management Commentary (concluded)

Describe portfolio positioning at period end.

•

The Fund’s largest positions were within the technology, cable & satellite and health care sectors. By contrast, the Fund avoided retailers and leisure issues, where fundamentals continued to deteriorate. Within energy, the Fund favored higher quality issuers within the independent energy sector, while avoiding more cyclical names within oil field services. The Fund’s core positioning remained between BB-rated and B-rated issues. Issuer selection remained centered on favorable cash flows, identification of a specific catalyst for price improvement, and/or idiosyncratic characteristics. The Fund also remained focused on industries and companies with stable business profiles and consistent cash flow, while avoiding areas of the markets with longer-term concerns and/or deteriorating fundamental trends.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/17		2/28/17
Floating Rate Loan Interests	54%		47%
Corporate Bonds	39		49
Asset-Backed Securities	7		2
Investment Companies	—		1
Preferred Securities	—	[1]	1
Other	—	[2]	—	[3]

[1]	Representing less than 1% of the Fund’s total investments.

[2]	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests, Rights and Warrants.

[3]	Includes a less than 1% holding in each of the following investment types: Common Stocks, Non-Agency Mortgage-Backed Securities, Options Purchased, Other Interests, Rights and Warrants.

Credit Quality Allocation[4,5]	8/31/17	2/28/17
A	2%	—
BBB/Baa	10	8%
BB/Ba	39	42
B	40	39
CCC/Caa	5	6
N/R	4	5

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]	Excludes Short-Term Securities.

6	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	7

Schedule of Investments August 31, 2017 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Chemicals — 0.1%
GEO Specialty Chemicals, Inc. (a)(b)(c)		481,806	$154,178
GEO Specialty Chemicals, Inc. (a)(b)		557,488	178,396
LyondellBasell Industries NV, Class A		26	2,356

			334,930
Diversified Financial Services — 0.2%
Kcad Holdings I Ltd. (a)(b)		1,075,282,733	1,473,137
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc. (b)		10,718	11,393
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Energy Corp.		39,599	700,902
Internet Software & Services — 0.0%
New Holdings LLC		252	89,040
Media — 0.0%
Adelphia Communications Corp., Class A (a)(b)		400,000	4
Adelphia Recovery Trust (b)		396,568	4

			8
Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	51,667
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (b)		1,707	15,090
Specialty Retail — 0.0%
Things Remembered, Inc. (a)(b)		1,199,043	12
Total Common Stocks — 0.4%			2,676,179

Asset-Backed Securities		Par (000)
Asset-Backed Securities — 9.9%
ACAS CLO Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.650%), 4.95%, 4/18/27 (c)(d)	USD	280	278,118
ALM VI Ltd., Series 2012-6A, Class B1RR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/26 (c)(d)		3,000	3,000,915
ALM XII Ltd., Series 2015-12A (c)(d):
Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 4/16/27		1,250	1,252,401
Class C2R, (3 mo. LIBOR US + 3.200%), 4.50%, 4/16/27		1,500	1,502,633
ALM XIV Ltd., Series 2014-14A, Class C, (3 mo. LIBOR US + 3.450%), 4.76%, 7/28/26 (c)(d)		463	464,857
ALM XVI Ltd/ALM XVI LLC, Series 2015-16A (c)(d):
Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/27		1,000	1,000,319
Class C1R, (3 mo. LIBOR US + 3.200%), 4.50%, 7/15/27		1,650	1,635,652
Class D, (3 mo. LIBOR US + 5.350%), 6.65%, 7/15/27		1,250	1,234,669

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Anchorage Capital CLO 5 Ltd., Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.200%), 3.50%, 10/15/26 (c)(d)	USD	2,000	$2,004,363
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class CR, (3 mo. LIBOR US + 2.400%), 3.70%, 7/15/30 (c)(d)		700	700,473
Anchorage Capital CLO Ltd., Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.400%), 4.71%, 7/28/26 (c)(d)		2,250	2,249,453
Apidos CDO, Series 2015-21A, Class C, (3 mo. LIBOR US + 3.550%), 4.85%, 7/18/27 (c)(d)		1,650	1,655,777
Ares CLO Ltd. (c)(d):
Series 2015-38A, Class D, (3 mo. LIBOR US + 4.150%), 5.46%, 1/20/27		1,000	1,005,856
Series 2016-41A, Class D, (3 mo. LIBOR US + 4.200%), 5.50%, 1/15/29		450	456,088
Ares XLIV CLO, Ltd., Series 2017-44A (a)(c)(d):
Class C, (3 mo. LIBOR US + 3.450%), 4.76%, 10/15/29		1,000	1,000,000
Class D, (3 mo. LIBOR US + 6.550%), 7.86%, 10/15/29		1,000	1,000,000
Ares XXVII CLO Ltd., Series 2013-2A (c)(d):
Class DR, (3 mo. LIBOR US + 3.750%), 5.00%, 7/28/29		1,000	1,008,673
Class CR, (3 mo. LIBOR US + 2.400%), 3.65%, 7/28/29		1,400	1,412,486
Arrowpoint CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR + 4.680%), 6.00%, 11/15/28 (c)(d)		800	810,258
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, (3 mo. LIBOR US + 3.600%), 4.90%, 10/15/26 (c)(d)		1,000	1,001,551
BlueMountain CLO Ltd. (c)(d):
Series 2014-3A, Class CR, (3 mo. LIBOR US + 3.200%), 4.50%, 10/15/26		1,000	1,000,531
Series 2015-2A, Class E, (3 mo. LIBOR US + 5.350%), 6.65%, 7/18/27		250	246,623
Burnham Park CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.850%), 5.16%, 10/20/29 (c)(d)		1,000	1,010,945
Carlyle Global Market Strategies CLO Ltd. (c)(d):
Series 2012-4A, Class DR, (3 mo. LIBOR US + 4.100%), 5.41%, 1/20/29		1,000	1,016,760

Portfolio Abbreviations

CDO	Collateralized Debt Obligation	ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate
CLO	Collateralized Loan Obligation	EUR	Euro	PIK	Payment-In-Kind
DIP	Debtor-In-Possession	EURIBOR	Euro Interbank Offered Rate	USD	U.S. Dollar
EBITDA	Earnings Before Interest, Taxes, Depreciation and Amortization	GBP	British Pound

See Notes to Consolidated Financial Statements.

8	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd. (c)(d) (continued):
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.750%), 4.05%, 4/17/25	USD	1,500	$1,506,010
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.000%), 3.31%, 4/20/27		1,250	1,252,535
Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.300%), 6.61%, 4/20/27		1,000	986,430
Series 2015-2A, Class C, (3 mo. LIBOR US + 3.750%), 5.07%, 4/27/27		250	250,439
Series 2015-2A, Class D, (3 mo. LIBOR US + 5.300%), 6.62%, 4/27/27		1,000	988,577
Catskill Park CLO, Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.700%), 4.79%, 4/20/29 (c)(d)		1,000	1,000,351
Cedar Funding IV CLO, Ltd., Series 2014-4A, Class DR, (3 mo. LIBOR US + 3.650%), 4.96%, 7/23/30 (c)(d)		1,500	1,500,013
CIFC Funding III Ltd., Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 3.21%, 7/22/26 (c)(d)		1,375	1,375,173
CIFC Funding Ltd. (c)(d):
Series 2012-3A, Class B1R, (3 mo. LIBOR US + 4.000%), 5.31%, 1/29/25		1,000	1,004,308
Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.150%), 4.46%, 7/22/26		1,000	1,000,511
CIFC Funding V Ltd., Series 2015-5A, Class D, (3 mo. LIBOR US + 6.300%), 7.61%, 10/25/27 (c)(d)		1,000	995,653
Dryden 49 Senior Loan Fund, Series 2017-49A, Class D, (3 mo. LIBOR US + 3.650%), 4.98%, 7/18/30 (c)(d)		1,000	1,000,736
Dryden Senior Loan Fund, Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.240%), 5.54%, 1/15/28 (c)(d)		1,000	1,013,900
Goldentree Loan Opportunities XI, Ltd., Series 2015-11A, Class E, (3 mo. LIBOR US + 5.550%), 6.85%, 4/18/27 (c)(d)		750	749,165
Highbridge Loan Management Ltd. (c)(d):
Series 5A-2015, Class C1R, (3 mo. LIBOR US + 2.100%), 3.41%, 1/29/26		1,250	1,253,153
Series 5A-2015, Class C2R, (3 mo. LIBOR US + 2.100%), 3.41%, 1/29/26		500	501,261
Series 5A-2015, Class D1R, (3 mo. LIBOR US + 3.300%), 4.61%, 1/29/26		1,250	1,250,650
Series 6A-2015, Class D, (3 mo. LIBOR US + 3.650%), 4.96%, 5/05/27		300	300,195
Series 6A-2015, Class E1, (3 mo. LIBOR US + 5.450%), 6.76%, 5/05/27		1,250	1,211,302

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
LCM XV LP, Series 15A (c)(d):
Class CR, (3 mo. LIBOR US + 2.400%), 3.59%, 7/20/30	USD	2,250	$2,268,116
Class DR, (3 mo. LIBOR US + 3.700%), 4.89%, 7/20/30		1,250	1,251,907
LCM XXV, Ltd., Series 25A, Class D, (3 mo. LIBOR US + 3.450%), 4.76%, 7/20/30 (c)(d)		1,000	1,000,707
Madison Park Funding X, Ltd., Series 2012-10A, Class DR, (3 mo. LIBOR US + 4.200%), 5.51%, 1/20/29 (c)(d)		1,500	1,524,490
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.250%), 4.56%, 7/20/26 (c)(d)		1,014	1,014,518
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (3 mo. LIBOR US + 5.500%), 6.81%, 4/20/26 (c)(d)		1,000	998,875
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.650%), 4.96%, 4/22/29 (c)(d)		1,000	999,752
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.250%), 5.56%, 11/14/27 (c)(d)		1,000	1,007,771
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, (3 mo. LIBOR US + 6.750%), 8.05%, 10/17/27 (c)(d)		1,000	1,005,050
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, (3 mo. LIBOR US + 6.580%), 7.88%, 10/17/27 (c)(d)		1,000	998,737
OCP CLO Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.470%), 5.78%, 11/22/25 (c)(d)		1,000	1,005,988
Octagon Investment Partners XXII, Ltd., (3 mo. LIBOR US + 2.100%), 3.41%, 11/25/25 (c)(d)		1,500	1,502,692
OZLM Funding IV Ltd., (3 mo. LIBOR USA + 2.350%) 3.50%, 10/22/30 (c)(d)(e)		1,000	1,000,000
OZLM Funding, Ltd., Series 2012-1A (c)(d):
Class BR2, (3 mo. LIBOR US + 2.300%), 3.61%, 7/23/29		1,000	1,001,981
Class CR2, (3 mo. LIBOR US + 3.600%), 4.91%, 7/23/29		1,000	1,000,670
OZLM IX Ltd., Series 2014-9A Class CR, (3 mo. LIBOR US + 3.550%), 4.86%, 1/20/27 (c)(d)		750	750,889
Palmer Square CLO Ltd., Series 2015-2A (c)(d):
Class CR, (3 mo. LIBOR US + 3.700%), 5.01%, 7/20/30		1,200	1,200,740
Class DR, (3 mo. LIBOR US + 6.500%), 7.81%, 7/20/30		1,000	977,445
Sound Point CLO III, Ltd., Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.350%), 4.65%, 7/15/25 (c)(d)		1,000	1,000,019

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	9

Schedule of Investments (continued)

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Sound Point CLO IV Ltd., Series 2013-3A (c)(d):
Class CR, (3 mo. LIBOR US + 2.250%), 3.56%, 1/21/26	USD	1,000	$1,001,096
Class DR, (3 mo. LIBOR US + 3.400%), 4.71%, 1/21/26		500	500,233
Symphony CLO Ltd., (3 mo. LIBOR US + 3.65%) 4.95%, 7/15/28 (c)(d)		1,700	1,708,311
THL Credit Wind River 2014-3 CLO, Ltd., Series 2014-3A, Class C1R, (3 mo. LIBOR US + 2.200%), 3.51%, 1/22/27 (c)(d)		1,000	1,002,282
Webster Park CLO Ltd., Series 2015-1A (c)(d):
Class B1, (3 mo. LIBOR US + 3.100%), 4.41%, 1/20/27		500	500,537
Class C, (3 mo. LIBOR US + 4.050%), 5.36%, 1/20/27		500	504,883
York CLO 1, Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.350%), 3.66%, 1/22/27 (c)(d)		1,500	1,493,720
Total Asset-Backed Securities — 9.9%			75,311,172

Corporate Bonds
Aerospace & Defense — 1.6%
Arconic, Inc.:
5.13%, 10/01/24		1,687	1,788,220
5.90%, 2/01/27		280	305,200
6.75%, 1/15/28		180	205,200
Bombardier, Inc. (c):
6.00%, 10/15/22		1,356	1,376,340
6.13%, 1/15/23		648	664,809
7.50%, 3/15/25		1,032	1,098,435
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (c)		307	316,210
KLX, Inc., 5.88%, 12/01/22 (c)		1,617	1,695,829
Koppers, Inc., 6.00%, 2/15/25 (c)		606	642,360
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		200	203,000
TransDigm, Inc.:
6.00%, 7/15/22		2,218	2,295,630
6.50%, 7/15/24		1,309	1,359,724
6.50%, 5/15/25		160	164,800
6.38%, 6/15/26		223	229,411

			12,345,168
Air Freight & Logistics — 0.3%
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	100	123,780
6.50%, 6/15/22 (c)	USD	1,974	2,076,845
6.13%, 9/01/23 (c)		71	74,106

			2,274,731
Airlines — 0.6%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (c)		712	729,800
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		2,390	2,440,071
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		1,075	1,139,151

Corporate Bonds		Par (000)	Value
Airlines (continued)
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (c)	USD	396	$406,391

			4,715,413
Auto Components — 1.0%
Allison Transmission, Inc., 5.00%, 10/01/24 (c)		685	705,550
Gestamp Funding Luxembourg SA, 3.50%, 5/15/23	EUR	100	124,527
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	133	138,819
HP Pelzer Holding GmbH, 4.13%, 4/01/24	EUR	100	122,170
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19	USD	4,609	4,655,090
6.25%, 2/01/22		319	328,969
6.75%, 2/01/24		151	158,973
IHO Verwaltungs GmbH (f):
(2.75% Cash or 3.50% PIK), 2.75%, 9/15/21	EUR	100	122,080
(3.25% Cash or 4.00% PIK), 3.25%, 9/15/23		100	123,038
(3.75% Cash or 4.50% PIK), 3.75%, 9/15/26		100	124,759
Jaguar Land Rover Automotive PLC, 5.63%, 2/01/23 (c)	USD	425	439,343
Tesla, Inc., 5.30%, 8/15/25 (c)		454	447,735
Venture Holdings Co. LLC (a)(b)(g):
12.00%, 6/01/09		5,150	1
Series B, 9.50%, 7/01/05		5,125	1

			7,491,055
Banks — 0.3%
Allied Irish Banks PLC, (5 year EUR Swap + 3.950%), 4.13%, 11/26/25 (h)	EUR	100	127,527
Banco Espirito Santo SA (b)(g):
2.63%, 5/08/17		100	35,862
4.75%, 1/15/18		200	71,725
4.00%, 1/21/19		100	35,862
Banco Popolare, 2.75%, 7/27/20		100	124,214
Bank of Ireland, (5 year EUR Swap + 3.550%), 4.25%, 6/11/24 (h)		100	125,720
Bankia SA (h):
(5 year EUR Swap + 3.166%), 4.00%, 5/22/24		200	247,756
(5 year EUR Swap + 3.350%), 3.38%, 3/15/27		100	124,016
CaixaBank SA, (5 year EUR Swap + 3.350%), 3.50%, 2/15/27 (h)		100	126,307
CIT Group, Inc.:
5.50%, 2/15/19 (c)	USD	1,036	1,083,915
5.00%, 8/15/22		74	80,098
5.00%, 8/01/23		130	141,212

			2,324,214
Building Materials — 0.0%
Titan Global Finance PLC, 3.50%, 6/17/21	EUR	100	127,693
Building Products — 0.5%
American Builders & Contractors Supply Co., Inc. (c):
5.63%, 4/15/21	USD	84	86,310
5.75%, 12/15/23		415	436,269

See Notes to Consolidated Financial Statements.

10	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Building Products (continued)
Building Materials Corp. of America (c):
5.38%, 11/15/24	USD	85	$88,825
6.00%, 10/15/25		664	713,800
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		666	690,975
Masonite International Corp., 5.63%, 3/15/23 (c)		579	603,608
Ply Gem Industries, Inc., 6.50%, 2/01/22		472	492,060
Standard Industries, Inc., 5.50%, 2/15/23 (c)		303	319,286
USG Corp., 4.88%, 6/01/27 (c)		214	219,350

			3,650,483
Capital Markets — 0.6%
Blackstone CQP Holdco LP (c):
6.50%, 3/20/21		3,526	3,634,495
6.00%, 8/18/21		576	575,325
LPL Holdings, Inc., 5.75%, 9/15/25 (c)		149	156,077

			4,365,897
Chemicals — 3.1%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 2/01/25 (c)		1,100	1,130,250
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	100	125,376
Axalta Coating Systems LLC, 4.88%, 8/15/24 (c)	USD	325	332,313
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		366	443,775
10.00%, 10/15/25		316	389,470
CF Industries, Inc., 5.15%, 3/15/34		185	174,825
Chemours Co.:
6.63%, 5/15/23		270	286,538
7.00%, 5/15/25		321	353,903
5.38%, 5/15/27		312	325,260
GEO Specialty Chemicals, Inc., 7.50%, 10/30/18 (a)(c)		6,891	9,735,259
Hexion, Inc., 10.38%, 2/01/22 (c)		311	303,225
Huntsman International LLC:
5.13%, 4/15/21	EUR	100	135,414
5.13%, 11/15/22	USD	1,101	1,164,307
Ineos Finance PLC, 4.00%, 5/01/23	EUR	100	123,207
INEOS Group Holdings SA, 5.38%, 8/01/24		100	127,182
Inovyn Finance PLC, 6.25%, 5/15/21		80	99,284
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	2,675	2,681,687
NOVA Chemicals Corp. (c):
4.88%, 6/01/24		350	350,000
5.25%, 6/01/27		567	565,582
Platform Specialty Products Corp. (c):
10.38%, 5/01/21		506	554,702
6.50%, 2/01/22		2,570	2,666,375
PQ Corp., 6.75%, 11/15/22 (c)		759	821,617
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	100	124,997
Tronox Finance LLC:
6.38%, 8/15/20	USD	128	130,080
7.50%, 3/15/22 (c)		172	180,170
WR Grace & Co-Conn, 5.13%, 10/01/21 (c)		118	128,325

			23,453,123
Commercial Services & Supplies — 0.7%
ADT Corp.:
3.50%, 7/15/22		141	140,549

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
ADT Corp. (continued):
4.13%, 6/15/23	USD	330	$334,125
4.88%, 7/15/32 (c)		1,054	976,267
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (c)		608	632,320
CD&R Waterworks Merger Sub LLC, 6.13%, 8/15/25 (c)		205	209,100
Harland Clarke Holdings Corp., 8.38%, 8/15/22 (c)		740	790,875
KAR Auction Services, Inc., 5.13%, 6/01/25 (c)		628	649,478
La Financiere Atalian SAS, 4.00%, 5/15/24	EUR	100	124,104
Mobile Mini, Inc., 5.88%, 7/01/24	USD	104	107,640
Paprec Holding SA, 5.25%, 4/01/22	EUR	100	124,402
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (c)	USD	645	672,413
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25 (c)		302	314,080
United Rentals North America, Inc.:
7.63%, 4/15/22		174	181,482
5.75%, 11/15/24		165	176,600
Verisure Holding AB, 6.00%, 11/01/22	EUR	113	145,052

			5,578,487
Communications Equipment — 0.7%
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)		105	111,563
CommScope Technologies LLC, 5.00%, 3/15/27 (c)		1,007	1,003,526
CommScope, Inc., 5.50%, 6/15/24 (c)		227	236,647
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		3,045	3,222,980
6.38%, 5/15/25		175	188,071
5.75%, 1/15/27 (c)		576	611,268

			5,374,055
Construction & Engineering — 0.5%
BlueLine Rental Finance Corp., 9.25%, 3/15/24 (c)		1,697	1,852,954
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25 (c)		832	896,480
Engility Corp., 8.88%, 9/01/24		468	510,705
SPIE SA, 3.13%, 3/22/24	EUR	100	123,867
Tutor Perini Corp., 6.88%, 5/01/25 (c)	USD	182	195,650
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 8/15/25 (c)		152	147,440

			3,727,096
Construction Materials — 0.5%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		117	120,583
American Tire Distributors, Inc., 10.25%, 3/01/22 (c)		384	396,480
HD Supply, Inc., 5.75%, 4/15/24 (c)		2,029	2,176,102
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	100	130,057
PulteGroup, Inc., 5.50%, 3/01/26	USD	446	479,450
Rexel SA, 3.50%, 6/15/23	EUR	130	162,999

			3,465,671
Consumer Discretionary — 0.2%
Arch Merger Sub, Inc., 8.50%, 9/15/25 (c)	USD	610	590,937
Nielsen Co. Luxembourg SARL, 5.00%, 2/01/25 (c)		471	486,308

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	11

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Consumer Discretionary (continued)
ServiceMaster Co. LLC, 5.13%, 11/15/24 (c)	USD	156	$160,290

			1,237,535
Consumer Finance — 0.9%
Ally Financial, Inc.:
6.25%, 12/01/17		30	30,300
5.13%, 9/30/24		1,207	1,300,543
4.63%, 3/30/25		216	225,180
8.00%, 11/01/31		2,439	3,140,213
CDK Global, Inc., 4.88%, 6/01/27 (c)		333	337,995
IHS Markit Ltd., 4.75%, 2/15/25 (c)		213	226,845
Navient Corp.:
6.63%, 7/26/21		297	316,676
5.50%, 1/25/23		345	348,450
7.25%, 9/25/23		10	10,846
6.13%, 3/25/24		237	241,740
5.88%, 10/25/24		258	260,709
5.63%, 8/01/33		260	217,750
OneMain Financial Holdings LLC (c):
6.75%, 12/15/19		439	458,206
7.25%, 12/15/21		71	74,461

			7,189,914
Containers & Packaging — 2.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (c)		1,270	1,303,973
4.63%, 5/15/23 (c)		223	229,133
2.75%, 3/15/24	EUR	125	152,526
6.75%, 5/15/24		125	166,663
7.25%, 5/15/24 (c)	USD	2,485	2,741,203
6.00%, 2/15/25 (c)		1,418	1,510,170
4.75%, 7/15/27	GBP	100	130,773
Ball Corp., 5.00%, 3/15/22	USD	158	169,060
BWAY Holding Co., 5.50%, 4/15/24 (c)		1,144	1,194,050
Crown European Holdings SA, 4.00%, 7/15/22	EUR	220	293,170
Horizon Holdings I SASU, 7.25%, 8/01/23		100	127,378
International Paper Co., 7.30%, 11/15/39	USD	5	6,944
JH-Holding Finance SA, (8.25% PIK), 8.25%, 12/01/22 (f)	EUR	100	130,301
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC:
5.75%, 10/15/20	USD	1,571	1,600,283
6.88%, 2/15/21		172	176,930
(3 mo. LIBOR US + 3.500%), 4.80%, 7/15/21 (c)(d)		1,435	1,461,906
5.13%, 7/15/23 (c)		372	387,695
7.00%, 7/15/24 (c)		1,882	2,016,092
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	100	125,680
Sealed Air Corp., 4.50%, 9/15/23		100	134,983
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (c)	USD	1,771	1,828,558
Silgan Holdings, Inc., 3.25%, 3/15/25	EUR	100	122,468
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (c)	USD	200	204,000
Verallia Packaging SASU, 5.13%, 8/01/22	EUR	100	126,104

			16,340,043

Corporate Bonds		Par (000)	Value
Diversified Consumer Services — 0.8%
APX Group, Inc.:
6.38%, 12/01/19	USD	106	$108,369
8.75%, 12/01/20		331	340,930
7.88%, 12/01/22		696	755,160
GW Honos Security Corp., 8.75%, 5/15/25 (c)		113	120,653
Laureate Education, Inc., 8.25%, 5/01/25 (c)		119	129,413
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (c)		4,035	4,458,675
Service Corp. International, 4.50%, 11/15/20		307	311,221
Sotheby’s, 5.25%, 10/01/22 (c)		220	225,775

			6,450,196
Diversified Financial Services — 0.4%
Aircastle Ltd.:
5.13%, 3/15/21		33	34,980
5.50%, 2/15/22		139	151,510
Arrow Global Finance PLC, (3 mo. Euribor + 2.875%), 2.88%, 4/01/25 (d)	EUR	100	119,305
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (c)	USD	79	75,050
CNH Industrial Finance Europe SA, 1.38%, 5/23/22	EUR	100	120,843
FBM Finance, Inc., 8.25%, 8/15/21 (c)	USD	350	373,625
Intrum Justitia AB, (3 mo. Euribor + 2.625%), 2.63%, 7/15/22 (d)	EUR	100	120,832
Jefferies Finance LLC/JFIN Co-Issuer Corp. (c):
7.38%, 4/01/20	USD	625	643,750
6.88%, 4/15/22		516	516,000
ProGroup AG, 5.13%, 5/01/22	EUR	130	162,955
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25 (c)	USD	306	312,885
UniCredit SpA:
6.95%, 10/31/22	EUR	100	144,571
(5 year EUR Swap + 4.316%), 4.38%, 1/03/27 (h)		100	127,785
WMG Acquisition Corp., 4.13%, 11/01/24		100	125,950

			3,030,041
Diversified Telecommunication Services — 1.8%
CenturyLink, Inc.:
Series P, 7.60%, 9/15/39	USD	117	103,253
Series S, 6.45%, 6/15/21		1,753	1,834,076
Series U, 7.65%, 3/15/42		401	352,880
Cincinnati Bell, Inc., 7.00%, 7/15/24 (c)		1,054	1,043,460
Frontier Communications Corp.:
6.25%, 9/15/21		143	121,908
7.13%, 1/15/23		235	184,475
7.63%, 4/15/24		751	593,290
6.88%, 1/15/25		1,750	1,330,000
Level 3 Financing, Inc.:
(6 mo. LIBOR US + 3.500%), 4.94%, 1/15/18 (d)		646	647,615
5.38%, 8/15/22		713	733,534
5.13%, 5/01/23		1,120	1,138,200
5.38%, 1/15/24		646	660,341
5.38%, 5/01/25		758	778,845
5.25%, 3/15/26		263	268,918
OTE PLC, 3.50%, 7/09/20	EUR	100	124,993

See Notes to Consolidated Financial Statements.

12	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
SoftBank Group Corp.:
(5 year USD ICE Swap + 4.854%), 6.88% (h)(i)	USD	200	$205,800
4.75%, 7/30/25	EUR	129	172,629
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	579	661,507
6.00%, 9/30/34		662	731,510
7.20%, 7/18/36		397	494,265
7.72%, 6/04/38		59	75,803
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	100	174,855
Telecom Italia SpA:
3.25%, 1/16/23		150	197,197
5.30%, 5/30/24 (c)	USD	905	979,662

			13,609,016
Electric Utilities — 0.1%
AES Corp.:
4.88%, 5/15/23		170	173,825
5.13%, 9/01/27		270	274,725
Talen Energy Supply LLC, 6.50%, 6/01/25		45	32,850

			481,400
Electrical Equipment — 0.0%
Areva SA, 4.88%, 9/23/24	EUR	100	132,265
Belden, Inc., 5.50%, 4/15/23		109	136,679

			268,944
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23	USD	101	105,166
5.50%, 12/01/24		2,275	2,493,969
SESI LLC, 7.75%, 9/15/24 (c)		265	267,650

			2,866,785
Energy Equipment & Services — 0.7%
Ensco PLC:
4.50%, 10/01/24		175	127,750
5.20%, 3/15/25		55	40,975
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	100	121,366
6.00%, 7/15/22 (c)	USD	892	914,122
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		103	103,000
GrafTech International Ltd., 6.38%, 11/15/20		150	139,125
Noble Holding International Ltd., 4.63%, 3/01/21		22	18,755
Pioneer Energy Services Corp., 6.13%, 3/15/22		740	588,300
Precision Drilling Corp., 6.50%, 12/15/21		5	4,850
Transocean, Inc.:
6.00%, 3/15/18		194	197,638
5.80%, 10/15/22		240	227,400
9.00%, 7/15/23 (c)		859	912,687
6.80%, 3/15/38		375	286,875
Trinidad Drilling Ltd., 6.63%, 2/15/25 (c)		724	669,700
Weatherford International Ltd.:
7.75%, 6/15/21		215	215,000
8.25%, 6/15/23		240	235,200
9.88%, 2/15/24 (c)		356	364,010

			5,166,753

Corporate Bonds		Par (000)	Value
Environmental, Maintenance, & Security Service — 0.2%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	$119,531
Tervita Escrow Corp., 7.63%, 12/01/21 (c)	USD	1,094	1,099,470

			1,219,001
Food & Staples Retailing — 0.6%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24		204	194,718
5.75%, 3/15/25		54	48,667
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	100	134,483
Casino Guichard Perrachon SA:
4.56%, 1/25/23	EUR	100	134,399
4.50%, 3/07/24		200	266,149
Dollar Tree, Inc.:
5.25%, 3/01/20	USD	69	70,941
5.75%, 3/01/23		2,882	3,040,510
Rite Aid Corp.:
6.75%, 6/15/21		20	20,700
6.13%, 4/01/23 (c)		524	514,175

			4,424,742
Food Products — 0.7%
Acosta, Inc., 7.75%, 10/01/22 (c)		272	203,320
B&G Foods, Inc., 5.25%, 4/01/25		325	333,938
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (c)		598	650,325
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (c)		200	204,000
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (c)		957	959,392
Post Holdings, Inc. (c):
5.50%, 3/01/25		70	72,800
5.00%, 8/15/26		2,342	2,342,000
5.75%, 3/01/27		111	114,885
TreeHouse Foods, Inc., 6.00%, 2/15/24 (c)		274	289,755
WhiteWave Foods Co., 5.38%, 10/01/22		239	270,044

			5,440,459
Health Care Equipment & Supplies — 0.8%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (c)		2,051	2,009,980
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		1,690	1,606,007
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		600	600,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (c):
4.88%, 4/15/20		350	347,375
5.75%, 8/01/22		1,020	1,004,700
5.63%, 10/15/23		414	396,405
5.50%, 4/15/25		125	116,562

			6,081,029
Health Care Providers & Services — 3.5%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		708	732,780
5.63%, 2/15/23		229	238,732
6.50%, 3/01/24		122	131,150
Alere, Inc., 6.38%, 7/01/23 (c)		406	434,420
Amsurg Corp., 5.63%, 7/15/22		2,812	2,924,480
Centene Corp.:
5.63%, 2/15/21		716	744,640

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	13

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Centene Corp. (continued):
4.75%, 5/15/22	USD	67	$70,317
6.13%, 2/15/24		311	334,714
4.75%, 1/15/25		855	882,787
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		400	396,500
7.13%, 7/15/20		252	237,038
5.13%, 8/01/21		498	498,622
6.88%, 2/01/22		154	127,628
6.25%, 3/31/23		1,017	1,024,627
DaVita, Inc., 5.13%, 7/15/24		517	527,663
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 5/15/22 (c)(f)		342	353,542
Envision Healthcare Corp., 6.25%, 12/01/24 (c)		449	483,797
HCA, Inc.:
6.50%, 2/15/20		175	190,572
5.88%, 3/15/22		778	861,946
5.00%, 3/15/24		450	478,125
5.38%, 2/01/25		733	773,315
5.88%, 2/15/26		1,572	1,695,795
5.25%, 6/15/26		1,179	1,268,899
4.50%, 2/15/27		265	268,644
5.50%, 6/15/47		1,593	1,646,764
HealthSouth Corp., 5.75%, 11/01/24		179	184,370
Hologic, Inc., 5.25%, 7/15/22 (c)		475	500,080
MEDNAX, Inc., 5.25%, 12/01/23 (c)		574	594,090
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (c)		1,803	1,933,717
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (c)		539	572,014
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (c)		128	131,840
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (c)		322	330,855
Tenet Healthcare Corp.:
6.00%, 10/01/20		1,395	1,485,243
7.50%, 1/01/22 (c)		254	273,685
8.13%, 4/01/22		2,540	2,667,000
4.63%, 7/15/24 (c)		243	242,951
THC Escrow Corp. III, 5.13%, 5/01/25 (c)		213	214,321
Vizient, Inc., 10.38%, 3/01/24 (c)		200	230,000

			26,687,663
Health Care Technology — 0.0%
Quintiles IMS, Inc., 3.25%, 3/15/25 (c)	EUR	100	122,440
Hotels, Restaurants & Leisure — 2.1%
Burger King France SAS:
(3 mo. Euribor + 5.250%), 5.25%, 5/01/23 (d)		100	123,027
6.00%, 5/01/24		100	127,825
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20	USD	1,428	1,463,700
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	100	122,162
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)	USD	183	188,490
GLP Capital LP/GLP Financing II, Inc., 5.38%, 4/15/26		99	107,415
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (c)		165	177,788
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (c):
5.00%, 6/01/24		66	68,990

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (c) (continued):
5.25%, 6/01/26	USD	234	$246,578
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 6/01/27 (c)		223	228,854
MGM Resorts International:
5.25%, 3/31/20		1,261	1,330,355
6.75%, 10/01/20		275	305,250
6.63%, 12/15/21		1,352	1,517,620
4.63%, 9/01/26		987	1,004,263
New Red Finance, Inc. (c):
4.25%, 5/15/24		7	7,088
5.00%, 10/15/25 (e)		1,162	1,192,502
Sabre GLBL, Inc., 5.25%, 11/15/23 (c)		221	226,525
Scientific Games International, Inc.:
7.00%, 1/01/22 (c)		2,714	2,897,195
10.00%, 12/01/22		2,189	2,435,262
Six Flags Entertainment Corp. (c):
4.88%, 7/31/24		543	547,778
5.50%, 4/15/27		257	262,782
Station Casinos LLC, 7.50%, 3/01/21		969	1,005,337
Stonegate Pub Co. Financing PLC, 4.88%, 3/15/22	GBP	100	131,551
Unique Pub Finance Co. PLC, Series A4, 5.66%, 6/30/27		80	115,752
Vue International Bidco PLC, 7.88%, 7/15/20		147	194,255

			16,028,344
Household Durables — 0.6%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (c)	USD	285	297,112
CalAtlantic Group, Inc.:
8.38%, 1/15/21		1,090	1,269,850
5.25%, 6/01/26		193	198,790
K Hovnanian Enterprises, Inc. (c):
10.00%, 7/15/22		147	150,675
10.50%, 7/15/24		131	136,895
Lennar Corp.:
4.75%, 11/15/22		118	123,310
4.88%, 12/15/23		265	280,237
Ryland Group, Inc., 6.63%, 5/01/20		130	143,325
Tempur Sealy International, Inc.:
5.63%, 10/15/23		146	152,023
5.50%, 6/15/26		725	748,309
Toll Brothers Finance Corp., 6.75%, 11/01/19		110	119,763
TRI Pointe Group, Inc.:
4.38%, 6/15/19		435	443,700
4.88%, 7/01/21		525	548,625

			4,612,614
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp., 6.00%, 5/15/26		201	214,568
Calpine Corp.:
5.38%, 1/15/23		128	121,760
5.25%, 6/01/26 (c)		91	89,180
Dynegy, Inc.:
7.38%, 11/01/22		231	239,085
8.13%, 1/30/26 (c)		217	224,053
NRG Energy, Inc.:
7.88%, 5/15/21		124	128,030
6.63%, 1/15/27		1,358	1,425,900

See Notes to Consolidated Financial Statements.

14	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
NRG Yield Operating LLC, 5.38%, 8/15/24	USD	195	$203,775
QEP Resources, Inc., 5.38%, 10/01/22		515	495,687
TerraForm Power Operating LLC, 6.38%, 2/01/23 (c)(j)		205	212,175

			3,354,213
Industrial Conglomerates — 0.3%
Colfax Corp., 3.25%, 5/15/25	EUR	100	121,747
Vertiv Group Corp., 9.25%, 10/15/24 (c)	USD	1,747	1,943,537

			2,065,284
Insurance — 0.5%
Ardonagh Midco 3 PLC, 8.38%, 7/15/23	GBP	100	125,584
Assicurazioni Generali SpA (d):
(3 mo. Euribor + 7.113%), 7.75%, 12/12/42	EUR	100	150,294
(3 mo. Euribor + 5.350%), 5.50%, 10/27/47		100	137,420
Groupama SA, 6.00%, 1/23/27		100	146,426
HUB International Ltd., 7.88%, 10/01/21 (c)	USD	1,138	1,183,179
Old Mutual PLC, 8.00%, 6/03/21	GBP	100	149,838
USIS Merger Sub, Inc., 6.88%, 5/01/25 (c)	USD	23	23,431
Wayne Merger Sub LLC, 8.25%, 8/01/23 (c)		1,560	1,638,000

			3,554,172
Internet Software & Services — 0.3%
Equinix, Inc., 5.88%, 1/15/26		997	1,094,208
IAC/InterActiveCorp, 4.88%, 11/30/18		327	328,635
Netflix, Inc.:
4.38%, 11/15/26 (c)		134	130,650
3.63%, 5/15/27	EUR	100	120,357
Symantec Corp., 5.00%, 4/15/25 (c)	USD	422	441,918
United Group BV:
4.38%, 7/01/22	EUR	126	152,716
(3 mo. Euribor + 4.375%), 4.38%, 7/01/23 (d)		100	120,087

			2,388,571
IT Services — 1.4%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)	USD	795	841,706
First Data Corp. (c):
7.00%, 12/01/23		3,353	3,612,858
5.75%, 1/15/24		5,296	5,574,040
Gartner, Inc., 5.13%, 4/01/25 (c)		320	337,200
WEX, Inc., 4.75%, 2/01/23 (c)		601	616,776

			10,982,580
Machinery — 0.3%
EnPro Industries, Inc., 5.88%, 9/15/22 (c)		292	304,410
SPX FLOW, Inc. (c):
5.63%, 8/15/24		359	370,667
5.88%, 8/15/26		359	375,155
Terex Corp., 5.63%, 2/01/25 (c)		940	984,650
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	100	127,843

			2,162,725
Media — 8.2%
Altice Financing SA, 7.50%, 5/15/26 (c)	USD	1,995	2,184,924
Altice Finco SA, 8.13%, 1/15/24 (c)		200	216,190

Corporate Bonds		Par (000)	Value
Media (continued)
Altice Luxembourg SA:
7.75%, 5/15/22 (c)	USD	1,110	$1,177,987
6.25%, 2/15/25	EUR	100	129,277
7.63%, 2/15/25 (c)	USD	203	219,687
Altice US Finance I Corp. (c):
5.38%, 7/15/23		2,707	2,835,582
5.50%, 5/15/26		637	674,026
AMC Networks, Inc.:
5.00%, 4/01/24		259	267,094
4.75%, 8/01/25		625	627,344
Cablevision Systems Corp.:
8.63%, 9/15/17		65	65,098
8.00%, 4/15/20		502	555,337
CBS Radio, Inc., 7.25%, 11/01/24 (c)		159	167,348
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 2/15/23		380	392,825
5.13%, 5/01/27 (c)		4,806	4,950,180
5.00%, 2/01/28 (c)		490	498,271
Cequel Communications Holdings I LLC/Cequel Capital Corp. (c):
6.38%, 9/15/20		294	300,703
5.13%, 12/15/21		1,670	1,699,225
7.75%, 7/15/25		2,044	2,256,065
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25		1,300	1,392,653
Clear Channel International BV, 8.75%, 12/15/20 (c)		762	796,290
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		6,300	6,477,187
Series B, 7.63%, 3/15/20		2,419	2,409,929
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (c)		400	427,920
CSC Holdings LLC:
10.13%, 1/15/23 (c)		1,250	1,448,062
5.25%, 6/01/24		996	1,022,145
6.63%, 10/15/25 (c)		1,298	1,421,310
10.88%, 10/15/25 (c)		3,640	4,477,200
DISH DBS Corp.:
5.88%, 7/15/22		1,537	1,661,881
5.00%, 3/15/23		305	315,004
5.88%, 11/15/24		152	163,970
7.75%, 7/01/26		2,068	2,427,315
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	124,253
Hughes Satellite Systems Corp.:
5.25%, 8/01/26	USD	1,433	1,502,859
6.63%, 8/01/26		381	415,766
iHeartCommunications, Inc.:
9.00%, 12/15/19		492	391,140
9.00%, 3/01/21		160	116,400
10.63%, 3/15/23		850	622,625
Intelsat Jackson Holdings SA:
5.50%, 8/01/23		23	19,205
9.75%, 7/15/25 (c)		485	493,487
LG Finance Co. Corp., 5.88%, 11/01/24 (c)		231	241,395
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	100	134,223
MDC Partners, Inc., 6.50%, 5/01/24 (c)	USD	490	488,162
Midcontinent Communications/Midcontinent Finance Corp., 6.88%, 8/15/23 (c)		463	497,725
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		538	538,807

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	15

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Media (continued)
Numericable Group SA, 5.38%, 5/15/22	EUR	100	$124,274
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 2/15/22	USD	130	134,225
SFR Group SA (c):
6.00%, 5/15/22		1,192	1,256,046
7.38%, 5/01/26		4,095	4,422,682
Sirius XM Radio, Inc., 4.63%, 5/15/23 (c)		60	61,800
Sterling Entertainment Corp., 9.75%, 12/15/19 (a)		1,300	1,287,000
TEGNA, Inc.:
5.13%, 10/15/19		215	218,225
5.50%, 9/15/24 (c)		172	181,030
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (c)		586	656,320
Tribune Media Co., 5.88%, 7/15/22		448	464,800
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
4.00%, 1/15/25	EUR	198	249,263
5.00%, 1/15/25 (c)	USD	400	422,000
Univision Communications, Inc., 5.13%, 5/15/23 (c)		381	387,668
Videotron Ltd., 5.13%, 4/15/27 (c)		632	650,960
Virgin Media Finance PLC, 5.75%, 1/15/25 (c)		967	996,010
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	100	134,157
Virgin Media Secured Finance PLC:
4.88%, 1/15/27		100	134,462
6.25%, 3/28/29		233	327,987
Wind Acquisition Finance SA:
7.00%, 4/23/21	EUR	100	123,864
7.38%, 4/23/21 (c)	USD	1,205	1,252,863

			62,729,712
Metals & Mining — 4.1%
Alcoa Nederland Holding BV, 7.00%, 9/30/26 (c)		270	301,725
Anglo American Capital PLC, 3.50%, 3/28/22	EUR	100	132,546
ArcelorMittal:
3.13%, 1/14/22		100	129,411
7.50%, 10/15/39	USD	178	210,485
7.25%, 3/01/41		249	288,292
Big River Steel LLC/BRS Finance Corp., 7.25%, 9/01/25 (c)		317	332,058
Constellium NV (c):
8.00%, 1/15/23		1,937	2,062,905
6.63%, 3/01/25		924	970,200
First Quantum Minerals Ltd. (c):
7.00%, 2/15/21		730	751,444
7.25%, 5/15/22		235	241,463
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (c)		553	626,272
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		2,868	2,868,000
3.10%, 3/15/20		430	430,000
4.00%, 11/14/21		804	804,402
3.55%, 3/01/22		867	852,911
3.88%, 3/15/23		3,848	3,809,520
5.40%, 11/14/34		1,271	1,223,337
5.45%, 3/15/43 (e)		1,382	1,285,260
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (c)		542	582,650
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (c)		482	545,262

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Kinross Gold Corp., 6.88%, 9/01/41	USD	180	$193,050
Novelis Corp. (c):
6.25%, 8/15/24		1,758	1,856,887
5.88%, 9/30/26		1,904	1,984,920
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	100	122,021
Peabody Energy Corp., 6.38%, 3/31/25 (c)	USD	252	257,040
Steel Dynamics, Inc.:
5.13%, 10/01/21		790	810,698
6.38%, 8/15/22		595	615,825
5.25%, 4/15/23		295	305,325
5.50%, 10/01/24		138	148,178
5.00%, 12/15/26		35	37,013
Teck Resources Ltd.:
3.75%, 2/01/23		1,348	1,357,369
8.50%, 6/01/24 (c)		1,052	1,212,430
6.13%, 10/01/35		181	199,553
6.00%, 8/15/40		811	865,742
5.20%, 3/01/42		1,118	1,101,230
5.40%, 2/01/43		977	974,557
ThyssenKrupp AG, 1.38%, 3/03/22	EUR	75	89,661
United States Steel Corp., 8.38%, 7/01/21 (c)	USD	624	689,520

			31,269,162
Multi-Utilities — 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.88%, 10/15/21		390	380,250
7.50%, 11/01/23		780	750,750

			1,131,000
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. (c):
8.00%, 10/15/21		1,035	530,438
(8.75% Cash or 9.50% PIK), 8.75%, 10/15/21 (f)		150	68,250

			598,688
Oil, Gas & Consumable Fuels — 6.1%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (c)		763	776,352
California Resources Corp., 8.00%, 12/15/22 (c)		391	215,539
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		192	186,240
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24		542	616,525
5.88%, 3/31/25		1,404	1,509,300
5.13%, 6/30/27 (c)		952	985,320
Chesapeake Energy Corp.:
6.88%, 11/15/20		100	100,000
8.00%, 12/15/22 (c)		125	129,219
CONSOL Energy, Inc.:
5.88%, 4/15/22		6,328	6,328,000
8.00%, 4/01/23		40	42,200
Continental Resources, Inc., 3.80%, 6/01/24		808	751,440
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		90	92,925
CrownRock LP/CrownRock Finance, Inc. (c):
7.13%, 4/15/21		635	647,700
7.75%, 2/15/23		105	111,300

See Notes to Consolidated Financial Statements.

16	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
DCP Midstream LLC (c):
4.75%, 9/30/21	USD	745	$763,625
6.45%, 11/03/36		250	263,125
6.75%, 9/15/37		426	451,560
DEA Finance SA, 7.50%, 10/15/22	EUR	100	129,401
Denbury Resources, Inc.:
9.00%, 5/15/21 (c)	USD	134	119,930
5.50%, 5/01/22		690	315,675
4.63%, 7/15/23		251	110,440
Diamond Offshore Drilling, Inc., 7.88%, 8/15/25		118	118,000
Eclipse Resources Corp., 8.88%, 7/15/23		140	140,000
Energy Transfer Equity LP:
7.50%, 10/15/20		200	225,750
5.88%, 1/15/24		838	902,945
5.50%, 6/01/27		734	781,710
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		493	362,971
8.00%, 11/29/24 (c)		379	370,473
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (c)		798	823,935
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25		184	180,320
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (c)		149	148,255
Gulfport Energy Corp.:
6.63%, 5/01/23		163	162,185
6.00%, 10/15/24 (c)		342	335,160
Halcon Resources Corp., 6.75%, 2/15/25 (c)		1,952	1,961,760
MEG Energy Corp. (c):
6.38%, 1/30/23		54	43,133
7.00%, 3/31/24		607	482,565
6.50%, 1/15/25		1,914	1,777,627
Murphy Oil Corp.:
6.88%, 8/15/24		673	710,856
6.13%, 12/01/42		83	78,020
NGPL PipeCo LLC (c):
4.38%, 8/15/22		240	246,600
4.88%, 8/15/27		250	257,500
7.77%, 12/15/37		1,177	1,462,422
Noble Holding International Ltd., 7.75%, 1/15/24		378	291,997
Oasis Petroleum, Inc.:
6.50%, 11/01/21		268	260,965
6.88%, 3/15/22		73	70,993
6.88%, 1/15/23		65	62,205
ONEOK, Inc., 6.00%, 6/15/35		165	184,023
Paramount Resources Ltd., 6.88%, 6/30/23 (c)		2,515	2,615,600
Parker Drilling Co., 7.50%, 8/01/20		195	167,700
Parsley Energy LLC/Parsley Finance Corp., 5.38%, 1/15/25 (c)		315	316,575
Petroleos Mexicanos, 5.38%, 3/13/22 (c)		102	109,446
Precision Drilling Corp., 7.75%, 12/15/23		150	148,875
QEP Resources, Inc., 5.25%, 5/01/23		95	90,250
Range Resources Corp.:
5.88%, 7/01/22 (c)		1,015	1,035,300
4.88%, 5/15/25		328	314,060
Resolute Energy Corp., 8.50%, 5/01/20		639	639,000

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Rockies Express Pipeline LLC (c):
6.85%, 7/15/18	USD	99	$102,465
6.00%, 1/15/19		26	26,878
5.63%, 4/15/20		140	147,350
6.88%, 4/15/40		564	616,170
Rowan Cos., Inc.:
4.88%, 6/01/22		95	86,213
7.38%, 6/15/25		1,229	1,112,245
RSP Permian, Inc.:
6.63%, 10/01/22		356	370,240
5.25%, 1/15/25 (c)		408	409,020
Sanchez Energy Corp.:
7.75%, 6/15/21		672	581,280
6.13%, 1/15/23		1,770	1,349,625
SESI LLC, 7.13%, 12/15/21		180	180,900
Seven Generations Energy Ltd., 8.25%, 5/15/20 (c)		381	396,240
SM Energy Co.:
6.50%, 11/15/21		300	289,875
5.00%, 1/15/24		931	828,590
Southwestern Energy Co., 5.80%, 1/23/20		2,102	2,165,060
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (c):
5.13%, 2/01/25		248	254,820
5.38%, 2/01/27		2	2,070
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		81	83,734
6.25%, 10/15/22		833	880,897
Weatherford International LLC, 6.80%, 6/15/37		157	132,665
Weatherford International Ltd.:
6.50%, 8/01/36		502	416,660
7.00%, 3/15/38		180	152,100
5.95%, 4/15/42		189	150,255
Whiting Petroleum Corp., 5.00%, 3/15/19		794	786,060
Williams Cos., Inc., 5.75%, 6/24/44		1,453	1,507,487
WPX Energy, Inc.:
7.50%, 8/01/20		77	83,160
6.00%, 1/15/22		521	537,281
8.25%, 8/01/23		400	439,000
5.25%, 9/15/24		62	60,760

			46,674,092
Pharmaceuticals — 1.5%
Endo Finance LLC/Endo Finco, Inc. (c):
5.88%, 10/15/24		200	206,500
6.00%, 2/01/25		200	164,500
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	100	127,890
Ephios Holdco II PLC, 8.25%, 7/01/23		100	132,047
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (c)	USD	697	770,185
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)		2,123	2,226,390
NBTY, Inc., 7.63%, 5/15/21 (c)		975	1,040,813
Tennessee Merger Sub, Inc., 6.38%, 2/01/25 (c)		1,095	1,056,839
Valeant Pharmaceuticals International, Inc. (c):
7.00%, 10/01/20		1,441	1,437,397
7.50%, 7/15/21		616	604,450
6.75%, 8/15/21		379	362,893

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	17

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc. (c) (continued):
5.63%, 12/01/21	USD	249	$228,458
6.50%, 3/15/22		742	778,173
7.25%, 7/15/22		1,010	959,500
7.00%, 3/15/24		1,166	1,237,417
6.13%, 4/15/25		387	326,531

			11,659,983
Real Estate Investment Trusts (REITs) — 0.4%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24		1,141	1,240,837
4.50%, 9/01/26		1,279	1,301,382
NH Hotel Group SA, 3.75%, 10/01/23	EUR	129	161,973
Starwood Property Trust, Inc., 5.00%, 12/15/21	USD	638	661,128

			3,365,320
Real Estate Management & Development — 0.4%
ADLER Real Estate AG, 4.75%, 4/08/20	EUR	100	125,117
DEMIRE Deutsche Mittelstand Real Estate AG, 2.88%, 7/15/22		100	120,878
Howard Hughes Corp., 5.38%, 3/15/25 (c)	USD	283	283,187
Realogy Group LLC/Realogy Co-Issuer Corp. (c):
4.50%, 4/15/19		391	402,730
5.25%, 12/01/21		487	506,480
4.88%, 6/01/23		1,653	1,686,060
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		245	247,695

			3,372,147
Road & Rail — 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 6/01/22 (c)		1,335	1,338,337
Herc Rentals, Inc. (c):
7.50%, 6/01/22		162	177,390
7.75%, 6/01/24		312	341,640
Hertz Corp., 7.63%, 6/01/22 (c)		356	359,115
Hertz Holdings Netherlands BV, 4.13%, 10/15/21	EUR	100	116,664
Loxam SAS, 3.50%, 5/03/23		100	124,459
United Rentals North America, Inc., 5.50%, 7/15/25	USD	2	2,140
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		350	364,000

			2,823,745
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		200	225,000
Micron Technology, Inc.:
5.25%, 8/01/23 (c)		475	494,594
7.50%, 9/15/23		75	83,156
5.50%, 2/01/25		24	25,349
Microsemi Corp., 9.13%, 4/15/23 (c)		35	40,082
NXP BV/NXP Funding LLC, 4.63%, 6/15/22 (c)		356	380,030
Sensata Technologies BV (c):
5.63%, 11/01/24		220	239,800
5.00%, 10/01/25		288	301,680
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (c)		200	218,500

			2,008,191

Corporate Bonds		Par (000)	Value
Software — 2.6%
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)	USD	2,510	$2,591,575
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (c)		602	638,873
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (c)(f)		1,666	1,699,320
Infor US, Inc., 6.50%, 5/15/22		3,047	3,107,940
Informatica LLC, 7.13%, 7/15/23 (c)		1,057	1,062,285
Nuance Communications, Inc.:
5.38%, 8/15/20 (c)		437	443,555
6.00%, 7/01/24		835	899,537
PTC, Inc., 6.00%, 5/15/24		197	210,790
RP Crown Parent LLC, 7.38%, 10/15/24 (c)		145	147,900
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (c)		2,690	3,063,237
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		1,485	1,559,250
TIBCO Software, Inc., 11.38%, 12/01/21 (c)		2,212	2,422,140
Veritas US, Inc./Veritas Bermuda Ltd. (c):
7.50%, 2/01/23		369	392,063
10.50%, 2/01/24		1,279	1,371,727

			19,610,192
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		731	752,930
JC Penney Corp., Inc.:
8.13%, 10/01/19		111	119,603
7.40%, 4/01/37		151	114,760
L Brands, Inc., 6.88%, 11/01/35		208	199,160
Penske Automotive Group, Inc., 5.75%, 10/01/22		288	296,640
PetSmart, Inc., 5.88%, 6/01/25 (c)		401	357,892
PVH Corp., 4.50%, 12/15/22		122	125,172

			1,966,157
Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp. (c):
7.13%, 6/15/24		1,277	1,414,607
6.02%, 6/15/26		245	273,705
8.35%, 7/15/46		385	496,700
Western Digital Corp.:
7.38%, 4/01/23 (c)		521	571,146
10.50%, 4/01/24		1,315	1,561,563

			4,317,721
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 5/01/23	EUR	90	116,139
Levi Strauss & Co., 3.38%, 3/15/27		100	122,623

			238,762
Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 9/15/21	GBP	100	134,586
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (c)	USD	681	701,430

			836,016
Trading Companies & Distributors — 0.0%
Ashtead Capital, Inc., 5.63%, 10/01/24 (c)		320	342,758
Transportation Infrastructure — 0.1%
CMA CGM SA, 7.75%, 1/15/21	EUR	100	125,295

See Notes to Consolidated Financial Statements.

18	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Transportation Infrastructure (continued)
Swissport Financing Sarl:
6.75%, 12/15/21	EUR	100	$127,771
9.75%, 12/15/22		100	130,942
WFS Global Holding SAS, 9.50%, 7/15/22		100	128,926

			512,934
Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		100	125,027
Wireless Telecommunication Services — 2.8%
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)	USD	375	402,724
CyrusOne LP/CyrusOne Finance Corp. (c):
5.00%, 3/15/24		610	637,450
5.38%, 3/15/27		40	42,300
Digicel Group Ltd., 7.13%, 4/01/22 (c)		485	431,044
Digicel Ltd., 6.00%, 4/15/21 (c)		2,228	2,161,160
GEO Group, Inc.:
5.88%, 1/15/22		90	93,487
5.13%, 4/01/23		373	374,399
5.88%, 10/15/24		608	629,280
6.00%, 4/15/26		295	303,850
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	122,712
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (c)	USD	634	626,867
Sprint Capital Corp.:
6.90%, 5/01/19		270	288,927
6.88%, 11/15/28		1,748	1,922,800
8.75%, 3/15/32		262	324,880
Sprint Communications, Inc., 9.00%, 11/15/18 (c)		2,028	2,190,240
Sprint Corp.:
7.88%, 9/15/23		1,079	1,232,898
7.13%, 6/15/24		5,183	5,701,300
7.63%, 2/15/25		430	485,900
T-Mobile USA, Inc.:
6.13%, 1/15/22		81	84,443
6.00%, 3/01/23		653	688,099
6.84%, 4/28/23		85	89,887
6.50%, 1/15/24		584	623,420
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
8.25%, 10/15/23		1,361	1,329,833
7.13%, 12/15/24 (c)		11	10,234
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	168	202,196

			21,000,330
Total Corporate Bonds — 57.7%			439,239,487

Floating Rate Loan Interests
Aerospace & Defense — 1.5%
Accudyne Industries LLC, 2017 Term Loan, (2 mo. LIBOR + 3.750%, 1.00% Floor), 5.01%, 8/02/24 (k)	USD	3,305	3,303,975
DAE Aviation Holdings, Inc., 2017 1st Lien Term Loan, 7/07/22 (n)		490	491,225
Engility Corp. (k):
Term Loan B1, (PRIME + 2.250%), 3.99%, 8/12/20		227	227,334

Floating Rate Loan Interests		Par (000)	Value
Aerospace & Defense (continued)
Engility Corp. (k) (continued):
Term Loan B2, (PRIME + 2.750%, 1.00% Floor), 4.49%, 8/12/23	USD	410	$412,836
GTCR Valor Companies, Inc., 2017 Term Loan B1, (3 mo. LIBOR + 4.250%), 5.50%, 6/16/23 (k)		1,755	1,767,531
TransDigm, Inc. (k):
2015 Term Loan E, (3 mo. LIBOR + 3.000%), 4.24%, 5/14/22		1,686	1,688,020
2016 Extended Term Loan F, (1 mo. LIBOR + 3.000%), 4.24%, 6/09/23		2,748	2,750,795
Term Loan D, (3 mo. LIBOR + 3.000%), 4.30%, 6/04/21		824	825,440

			11,467,156
Air Freight & Logistics — 0.5%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, (1 mo. LIBOR + 2.750%), 3.98%, 3/20/22 (k)		1,800	1,804,896
CEVA Group PLC, Letter of Credit, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.50%, 3/19/21 (k)		701	655,894
CEVA Intercompany BV, Dutch Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (k)		717	674,523
CEVA Logistics Canada ULC, Canadian Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (k)		123	116,146
CEVA Logistics US Holdings, Inc., Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 3/19/21 (k)		945	889,111

			4,140,570
Airlines — 0.0%
Northwest Airlines, Inc., Term Loan, (6 mo. LIBOR + 1.230%), 2.65%, 9/10/18 (a)(k)		226	223,935
Auto Components — 0.5%
Dayco Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 5.000%), 6.32%, 5/19/23 (a)(k)		953	954,994
FPC Holdings, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.000%), 5.30%, 11/19/19 (k)		1,117	1,098,746
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, (1 mo. LIBOR + 2.000%), 3.23%, 4/30/19 (k)		401	401,835
USI, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%), 4.31%, 5/16/24 (k)		1,680	1,669,853

			4,125,428
Automobiles — 0.1%
CH Hold Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 2/01/24 (k)		893	895,581
Building Materials — 0.3%
Allied Universal HoldCo LLC, 2015 Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 7/28/22 (k)		1,308	1,306,388
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%, 1.00% Floor), 9.81%, 7/28/23 (k)		895	889,406

			2,195,794

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	19

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Building Products — 1.2%
Continental Building Products LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.80%, 8/18/23 (a)(k)	USD	1,420	$1,420,061
CPG International Inc., 2017 Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 5/03/24 (k)		1,962	1,959,126
Jeld-Wen, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 7/01/22 (k)		1,650	1,658,928
Ply Gem Industries, Inc., Term Loan, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 2/01/21 (k)		1,212	1,218,475
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 12/19/23 (k)		2,633	2,633,538

			8,890,128
Capital Markets — 0.4%
FinCo I LLC, 2017 Term Loan B, 6/14/22 (n)		1,360	1,370,880
RPI Finance Trust, Term Loan B6, (3 mo. LIBOR + 2.000%), 3.30%, 3/27/23 (k)		2,084	2,091,524

			3,462,404
Chemicals — 1.8%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 1/31/24 (k)		715	715,000
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 2.000%), 3.30%, 6/01/24 (k)		2,185	2,189,785
CeramTec Acquisition Corp., Term Loan B2, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.07%, 8/30/20 (k)		71	71,374
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 5/16/24 (k)		1,355	1,356,274
Chemours Company, 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 5/12/22 (k)		113	113,468
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.75%, 6/01/24 (k)		660	666,356
MacDermid, Inc. (k):
Term Loan B5, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 6/07/20		336	338,125
Term Loan B6, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.23%, 6/07/23		1,824	1,830,014
OXEA Finance LLC, Term Loan B2, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.48%, 1/15/20 (k)		2,362	2,349,646
PQ Corp., 2017 Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 11/04/22 (k)		693	695,612
Royal Holdings, Inc. (k):
2015 2nd Lien Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.79%, 6/19/23 (a)		361	360,476
2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 6/19/22		511	513,474
Solenis International LP, 2nd Lien Term Loan, (3 mo. LIBOR + 6.750%, 1.00% Floor), 8.07%, 7/31/22 (k)		1,915	1,914,196

Floating Rate Loan Interests		Par (000)	Value
Chemicals (continued)
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.06%, 8/07/20 (k)	USD	526	$525,700

			13,639,500
Commercial Services & Supplies — 3.5%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.750%), 3.94%, 11/10/23 (k)		1,975	1,983,808
Asurion LLC:
2017 2nd Lien Term Loan, 8/04/25 (n)		770	785,723
2017 Term Loan B4, (1 mo. LIBOR + 2.750%), 3.99%, 8/04/22 (k)		2,390	2,395,198
2017 Term Loan B5, (1 mo. LIBOR + 3.000%), 4.24%, 11/03/23 (k)		2,984	2,994,855
Camelot UK Holdco Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/03/23 (k)		4,948	4,967,119
Catalent Pharma Solutions, Inc., Term Loan B, (1 Week LIBOR + 2.750%, 1.00% Floor), 3.99%, 5/20/21 (k)		2,421	2,432,569
Creative Artists Agency LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 2/15/24 (k)		1,293	1,300,511
Employbridge LLC, Exit Term Loan, (3 mo. LIBOR + 6.500%, 1.00% Floor), 7.80%, 5/16/20 (k)		514	481,629
Garda World Security Corp., 2017 Term Loan, (PRIME + 3.000%, 1.00% Floor), 5.31%, 5/24/24 (k)		863	867,542
GCA Services Group, Inc., 2016 Term Loan, (PRIME + 3.750%, 1.00% Floor), 6.05%, 3/01/23 (k)		1,244	1,247,032
Harland Clarke Holdings Corp., Term Loan B6, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.80%, 2/09/22 (k)		934	936,816
KAR Auction Services, Inc., Term Loan B5, (3 mo. LIBOR + 2.500%), 3.81%, 3/09/23 (k)		707	709,436
Livingston International, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.250%), 5.55%, 4/18/19 (k)		344	324,965
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 5/02/22 (k)		2,183	2,192,417
US Security Associates Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 7/14/23 (k)		2,057	2,066,449
Waste Industries USA, Inc., 2016 Term Loan, (1 mo. LIBOR + 2.750%), 3.99%, 2/27/20 (k)		642	642,643

			26,328,712
Commercial Services & Supplies — 0.0%
TruGreen Limited Partnership, 2017 Term Loan, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.23%, 4/13/23 (a)(k)		200	202,000
Communications Equipment — 0.9%
Applied Systems, Inc. (k):
1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 1/25/21		566	569,942

See Notes to Consolidated Financial Statements.

20	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Communications Equipment (continued)
Applied Systems, Inc. (k) (continued):
2nd Lien Term Loan, (3 mo. LIBOR + 6.500%, 1.00% Floor), 7.80%, 1/24/22	USD	534	$540,778
Avaya, Inc.:
DIP Term Loan, (1 mo. LIBOR + 7.500%, 1.00% Floor) 8.73%, 1/24/18 (k)		215	218,225
Term Loan B7, 6.55%, 5/29/20 (b)(g)		935	786,798
Colorado Buyer, Inc., Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 5/01/24 (k)		1,195	1,200,234
CommScope, Inc., Term Loan B5, (3 mo. LIBOR + 2.000%), 3.30%, 12/29/22 (k)		487	488,356
Riverbed Technology, Inc., 2016 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 4/24/22 (k)		1,188	1,152,209
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, 6/20/24 (n)		1,605	1,617,374

			6,573,916
Construction & Engineering — 1.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.250%, 1.00% Floor), 5.56%, 6/21/24 (k)		6,572	6,587,510
CNT Holdings III Corp., 2017 Term Loan, (2 mo. LIBOR + 3.250%), 4.49%, 1/22/23 (k)		642	632,271
USIC Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.92%, 12/08/23 (k)		1,043	1,046,390

			8,266,171
Construction Materials — 0.8%
Filtration Group Corp., 1st Lien Term Loan, (2 mo. LIBOR + 3.000%, 1.00% Floor), 4.26%, 11/21/20 (k)		3,640	3,651,740
GYP Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 4/01/23 (k)		2,305	2,310,675

			5,962,415
Containers & Packaging — 1.0%
Anchor Glass Container Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.01%, 12/07/23 (k)		363	363,741
Berlin Packaging LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 10/01/21 (k)		99	99,160
Berry Plastics Group, Inc., Term Loan M, (1 mo. LIBOR + 2.250%), 3.48%, 10/01/22 (k)		3,464	3,463,992
BWAY Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.250%), 4.48%, 4/03/24 (k)		2,970	2,970,921
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 12/29/23 (k)		1,147	1,144,831

			8,042,645
Distributors — 0.3%
American Builders & Contractors Supply Co., Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 10/31/23 (k)		2,316	2,317,939

Floating Rate Loan Interests		Par (000)	Value
Distributors (continued)
American Tire Distributors Holdings, Inc., 2015 Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 9/01/21 (k)	USD	293	$295,268

			2,613,207
Diversified Consumer Services — 3.2%
Ascend Learning LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.53%, 7/12/24 (k)		825	827,747
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 11/07/23 (k)		2,986	2,995,531
Equian LLC (k):
Delayed Draw Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 5/20/24		277	279,072
Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.07%, 5/20/24		1,798	1,813,970
J.D. Power and Associates, 1st Lien Term Loan, (2 mo. LIBOR + 4.250%, 1.00% Floor), 5.55%, 9/07/23 (k)		1,980	1,983,722
Serta Simmons Bedding LLC (k):
1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 11/08/23		4,582	4,447,359
2nd Lien Term Loan, (3 mo. LIBOR + 8.000%, 1.00% Floor), 9.31%, 11/08/24		1,315	1,267,993
ServiceMaster Co., 2016 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 11/08/23 (k)		4,856	4,859,242
Spin Holdco, Inc., 2017 Term Loan B, (2 mo. LIBOR + 3.750%, 1.00% Floor), 5.01%, 11/14/22 (k)		1,841	1,845,225
Weight Watchers International, Inc., Term Loan B2, (1 mo. LIBOR + 3.250%), 4.49%, 4/02/20 (k)		4,436	4,332,126

			24,651,987
Diversified Financial Services — 0.7%
AlixPartners LLP, 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 4/04/24 (k)		1,456	1,463,020
Diamond US Holding LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 3/29/24 (k)		1,250	1,250,788
Kingpin Intermediate Holdings LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 6/28/24 (k)		1,540	1,550,903
Nomad Foods Europe Midco Ltd., Term Loan B, (1 mo. LIBOR + 2.750%), 3.98%, 4/18/24 (k)		1,215	1,219,180
SAM Finance Luxembourg Sarl, Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.50%, 12/17/20 (k)		245	244,976

			5,728,867
Diversified Telecommunication Services — 5.0%
CenturyLink, Inc., 2017 Term Loan B, 2.75%, 1/31/25		18,215	17,812,813
Consolidated Communications, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 10/04/23 (k)		680	667,250

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	21

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Diversified Telecommunication Services (continued)
Frontier Communications Corp., 2017 Term Loan B1, (1 mo. LIBOR + 3.750%), 4.99%, 6/15/24 (k)	USD	1,405	$1,341,775
Level 3 Financing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 2/22/24 (k)		8,075	8,067,409
Sprint Communications, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.500%), 3.75%, 2/02/24 (k)		3,776	3,775,538
Telenet International Finance Sarl, Term Loan AI, (1 mo. LIBOR + 2.750%), 3.98%, 6/30/25 (k)		5,485	5,493,392
Telesat Canada, Term Loan B4, (3 mo. LIBOR + 3.000%), 4.30%, 11/17/23 (k)		1,339	1,348,990

			38,507,167
Electric Utilities — 1.4%
Energy Future Intermediate Holding Co. LLC, 2017 DIP Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.23%, 6/30/18 (k)		10,985	11,028,940
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 11/10/17 (a)(b)(n)		2,375	—

			11,028,940
Electrical Equipment — 0.5%
Gates Global LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 4/01/24 (k)		3,737	3,747,577
Energy Equipment & Services — 0.4%
Gavilan Resources LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.000%, 1.00% Floor), 7.23%, 3/01/24 (k)		1,500	1,411,875
Seadrill Partners Finco LLC, Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 2/21/21 (k)		902	579,704
Weatherford International Ltd., Term Loan, (1 mo. LIBOR + 2.300%), 3.54%, 7/13/20 (a)(k)		759	721,553

			2,713,132
Food & Staples Retailing — 1.6%
Albertsons LLC, 2017 Term Loan B4, (1 mo. LIBOR + 2.750%), 3.99%, 8/25/21 (k)		1,862	1,805,688
Albertsons, LLC, USD 2017 Term Loan B5, (3 mo. LIBOR + 3.000%), 4.29%, 12/21/22 (k)		363	351,797
BJ’s Wholesale Club, Inc. (k):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 4.97%, 2/03/24		2,628	2,528,901
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.71%, 2/03/25		329	315,371
Rite Aid Corp. (k):
2nd Lien Term Loan, (1 mo. LIBOR + 4.750%, 1.00% Floor), 5.99%, 8/21/20		695	700,212
2nd Lien Term Loan, (1 mo. LIBOR + 3.875%, 1.00% Floor), 5.12%, 6/21/21		1,475	1,480,531
US Foods, Inc., 2016 Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 6/27/23 (k)		4,777	4,791,606

			11,974,106

Floating Rate Loan Interests		Par (000)	Value
Food Products — 1.9%
Chobani LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 10/07/23 (k)	USD	1,434	$1,443,090
Dole Food Co., Inc., 2017 Term Loan B, (2 mo. LIBOR + 2.750%, 1.00% Floor), 4.01%, 4/06/24 (k)		780	781,466
Hostess Brands LLC, 2017 Term Loan, (1 mo. LIBOR + 2.500%), 3.74%, 8/03/22 (k)		2,810	2,816,880
JBS USA LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.80%, 10/30/22 (k)		1,965	1,941,337
Pinnacle Foods Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.000%), 3.23%, 2/02/24 (k)		2,557	2,562,597
Reddy Ice Corp. (k):
1st Lien Term Loan, (3 mo. LIBOR + 5.500%), 6.88%, 5/01/19		1,787	1,761,797
2nd Lien Term Loan, (3 mo. LIBOR + 9.500%), 10.81%, 11/01/19		724	677,845
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.000%), 4.24%, 2/05/23 (k)		2,195	2,195,639

			14,180,651
Health Care Equipment & Supplies — 2.3%
Alere, Inc., 2015 Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/18/22 (k)		1,554	1,550,208
Cotiviti Corp., Term Loan B, (3 mo. LIBOR + 2.500%), 3.80%, 9/28/23 (k)		2,289	2,293,367
DJO Finance LLC, 2015 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/08/20 (k)		4,978	4,952,372
Immucor, Inc., Extended Term Loan B, (1 mo. LIBOR + 5.000%, 1.00% Floor), 6.24%, 6/15/21 (k)		2,775	2,809,560
National Vision, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 3/12/21 (k)		2,666	2,672,402
Ortho-Clinical Diagnostics, Inc., Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 6/30/21 (k)		3,050	3,055,960

			17,333,869
Health Care Providers & Services — 3.9%
Air Medical Group Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 4/28/22 (k)		621	602,166
CHG Healthcare Services, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.51%, 6/07/23 (k)		2,148	2,163,019
Community Health Systems, Inc. (k):
Term Loan G, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.07%, 12/31/19		1,090	1,086,707
Term Loan H, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.32%, 1/27/21		910	905,397
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, (2 mo. LIBOR + 4.000%, 1.00% Floor), 5.26%, 2/07/22 (k)		882	882,027
DaVita HealthCare Partners, Inc., Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 6/24/21 (k)		6,800	6,842,198

See Notes to Consolidated Financial Statements.

22	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Health Care Providers & Services (continued)
DuPage Medical Group, Ltd. (a)(k):
1st Lien Term Loan, (3 mo. LIBOR + 3.000%), 4.32%, 8/15/24	USD	1,570	$1,566,075
2nd Lien Term Loan, (3 mo. LIBOR + 7.000%), 8.32%, 8/15/25		540	537,300
Envision Healthcare Corp., 2016 Term Loan B, (3 mo. LIBOR + 3.000%), 4.30%, 12/01/23 (k)		5,513	5,550,374
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.30%, 6/07/23 (k)		2,159	2,167,046
National Mentor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.000%), 4.30%, 1/31/21 (k)		667	670,839
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.500%, 1.00% Floor), 5.74%, 10/20/22 (a)(k)		1,320	1,324,950
NVA Holdings, Inc., 1st Lien Term Loan B2, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 8/14/21 (k)		759	761,894
Surgery Center Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 6/06/24 (k)		850	841,143
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 2/06/24 (k)		1,487	1,466,320
Vizient, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.73%, 2/13/23 (k)		1,333	1,346,307
WP CityMD Bidco LLC, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 5/25/24 (k)		870	872,175

			29,585,937
Health Care Technology — 1.2%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 3/01/24 (k)		6,329	6,325,973
Press Ganey Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 10/21/23 (a)(k)		941	943,801
Quintiles IMS, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.000%), 3.30%, 3/07/24 (k)		1,829	1,839,471

			9,109,245
Hotels, Restaurants & Leisure — 4.9%
Amaya Holdings BV (k):
2nd Lien Term Loan, (3 mo. LIBOR + 7.000%, 1.00% Floor), 8.30%, 8/01/22		1,781	1,785,202
Repriced Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 8/01/21		3,303	3,310,410
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.500%), 3.70%, 9/15/23 (k)		1,131	1,131,807
Bronco Midstream Funding LLC, Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.32%, 8/15/20 (k)		1,512	1,524,841
Burger King Newco Unlimited Liability Co., Term Loan B3, (1 mo. LIBOR + 2.250%, 1.00% Floor), 3.55%, 2/16/24 (k)		4,146	4,132,208
Caesars Entertainment Operating Co., Term Loan B7, 4.49%, 3/01/22 (b)(g)		1,685	2,142,478

Floating Rate Loan Interests		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Caesars Entertainment Resort Properties LLC, Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/11/20 (k)	USD	10,075	$10,117,065
Caesars Growth Properties Holdings LLC, 2017 Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 5/08/21 (k)		1,807	1,810,843
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.750%), 3.99%, 8/08/21 (k)		852	853,976
CEC Entertainment, Inc., Term Loan B, 2/14/21 (n)		705	699,332
Cyan Blue Holdco 3 Ltd., 2017 Term Loan B, 7/26/24 (n)		1,388	1,395,814
ESH Hospitality, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 8/30/23 (k)		1,856	1,862,383
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.500%), 3.74%, 11/30/23 (k)		214	214,667
Hilton Worldwide Finance LLC, Term Loan B2, (3 mo. LIBOR + 2.000%), 3.23%, 10/25/23 (k)		855	857,452
La Quinta Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 4/14/21 (k)		451	452,376
Sabre GLBL, Inc., Incremental Term Loan B, (3 mo. LIBOR + 2.250%, 1.00% Floor), 3.49%, 2/22/24 (k)		1,227	1,230,843
Scientific Games International, Inc., 2017 Term Loan B4, (3 mo. LIBOR + 3.250%), 4.51%, 8/14/24 (k)		1,523	1,532,974
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 6/08/23 (k)		1,136	1,134,685
Yum! Brands, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 2.000%), 3.23%, 6/16/23 (k)		903	906,898

			37,096,254
Household Products — 0.4%
Diamond (BC) BV, Term Loan, 4.31%, (1 mo. LIBOR + 3.000%), 7/12/24 (k)		1,090	1,082,512
Spectrum Brands, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.000%), 3.31%, 6/23/22 (k)		1,758	1,765,238

			2,847,750
Independent Power and Renewable Electricity Producers — 1.6%
AES Corp., 2017 Term Loan B, (3 mo. LIBOR + 2.000%), 3.32%, 5/24/22 (k)		1,471	1,471,312
Calpine Construction Finance Co., LP, Term Loan B1, (1 mo. LIBOR + 2.250%), 3.74%, 5/03/20 (k)		789	786,263
Calpine Corp. (k):
Term Loan B5, (3 mo. LIBOR + 2.750%), 4.05%, 1/15/24		463	460,801
Term Loan B6, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 1/15/23		1,162	1,159,034
Dynegy, Inc., 2017 Term Loan C, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.49%, 2/07/24 (k)		2,304	2,306,751

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	23

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
Granite Acquisition, Inc. (k):
Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 12/19/21	USD	1,666	$1,676,659
Term Loan C, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 12/19/21		75	75,633
Nautilus Power LLC, Term Loan B, (1 mo. LIBOR + 4.500%, 1.00% Floor), 5.74%, 4/28/24 (k)		2,540	2,552,700
Terra-Gen Finance Co. LLC, Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 12/09/21 (a)(k)		1,542	1,395,732

			11,884,885
Industrial Conglomerates — 0.6%
Cortes NP Acquisition Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 11/30/23 (k)		2,840	2,856,676
Sequa Corp., 1st Lien Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.81%, 11/28/21 (k)		1,470	1,479,188

			4,335,864
Insurance — 1.6%
Alliant Holdings I, Inc., 2015 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 8/12/22 (k)		2,305	2,303,284
AmWINS Group, Inc. (k):
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.750%, 1.00% Floor), 7.99%, 1/25/25		1,122	1,144,440
2017 Term Loan B, (PRIME + 1.750%, 1.00% Floor), 3.99%, 1/25/24		916	915,977
AssuredPartners, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.500%), 4.74%, 10/21/22 (k)		1,533	1,537,468
Edgewood Partners Insurance Center, 2017 1st Lien Term Loan B, (1 Week LIBOR + 5.000%, 1.00% Floor), 6.24%, 3/16/23 (a)(k)		1,175	1,175,000
Hub International Ltd., Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.26%, 10/02/20 (k)		1,066	1,069,201
Sedgwick Claims Management Services, Inc. (k):
1st Lien Term Loan, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 3/01/21		1,616	1,616,306
2nd Lien Term Loan, (1 mo. LIBOR + 5.750%, 1.00% Floor), 6.99%, 2/28/22		1,650	1,654,125
Stratose Intermediate Holdings II LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 6/22/23 (k)		720	725,400

			12,141,201
Internet & Direct Marketing Retail — 0.2%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, (1 mo. LIBOR + 3.250%), 4.49%, 8/18/23 (k)		1,374	1,378,423
Internet Software & Services — 1.0%
Go Daddy Operating Co. LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 2/15/24 (k)		2,631	2,634,899
Rackspace Hosting, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 11/03/23 (k)		3,375	3,378,039

Floating Rate Loan Interests		Par (000)	Value
Internet Software & Services (continued)
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.750%, 1.00% Floor), 4.99%, 5/06/24 (k)	USD	1,467	$1,472,387

			7,485,325
IT Services — 3.9%
First Data Corp., 2017 Term Loan, (1 mo. LIBOR + 2.500%), 3.74%, 4/26/24 (k)		11,965	11,965,484
IG Investment Holdings LLC, 2017 Term Loan, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.30%, 10/31/21 (k)		1,479	1,487,250
NeuStar, Inc. (n):
Term Loan B1, 8/28/19		173	173,532
Term Loan B2, 2/28/24		549	552,896
Optiv Security, Inc. (k):
1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 2/01/24		3,349	3,042,118
2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.56%, 2/01/25		1,000	887,500
Peak 10, Inc. (k):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 8/01/24		1,340	1,334,975
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.56%, 8/01/25		1,556	1,566,379
TKC Holdings, Inc. (k):
2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.000%, 1.00% Floor), 9.24%, 2/01/24		1,345	1,345,000
2017 Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 2/01/23		1,860	1,865,565
Vantiv LLC, 2014 Term Loan B, (1 mo. LIBOR + 2.500%), 3.73%, 10/14/23 (k)		794	794,456
VF Holding Corp., Reprice Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 6/30/23 (k)		2,194	2,200,255
WEX, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.750%), 3.99%, 6/30/23 (k)		2,450	2,466,495

			29,681,905
Leisure Products — 0.1%
MND Holdings III Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.500%, 1.00% Floor), 5.80%, 6/19/24 (a)(k)		810	820,125
Life Sciences Tools & Services — 0.6%
Albany Molecular Research, Inc. (k):
2017 1st Lien Term Loan, (1 mo. LIBOR + 7.000%), 8.24%, 7/19/24		1,240	1,240,000
2017 2nd Lien Term Loan, (1 mo. LIBOR + 3.250%), 4.49%, 7/19/25		920	931,500
Parexel International Corp,, Term Loan B, 8/07/24 (n)		2,462	2,467,317

			4,638,817
Machinery — 1.1%
Clark Equipment Co., 2017 Term Loan B, (1 mo. LIBOR + 2.750%), 4.01%, 5/18/24 (k)		1,117	1,119,066

See Notes to Consolidated Financial Statements.

24	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Machinery (continued)
Faenza Acquisition GmbH (k):
Term Loan B1, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.07%, 8/30/20	USD	574	$574,603
Term Loan B3, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.07%, 8/30/20		174	174,267
Gardner Denver, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.750%), 4.01%, 7/30/24 (k)		1,393	1,390,846
Hayward Industries, Inc., Term Loan B, 7/18/24 (n)		905	909,422
Mueller Water Products, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.74%, 11/25/21 (k)		556	557,891
Navistar International Corp., 2017 Term Loan B, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 8/07/20 (k)		757	762,343
Rexnord LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.01%, 8/21/23 (k)		1,317	1,318,669
Signode Industrial Group US, Inc., Term Loan B, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 5/04/21 (k)		828	828,623
Tecomet, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.06%, 5/02/24 (k)		890	894,450

			8,530,180
Media — 6.5%
Altice Financing SA, 2017 Term Loan B, (3 mo. LIBOR + 2.750%), 4.05%, 7/15/25 (k)		673	672,228
Altice US Finance I Corp., 2017 Term Loan, (1 mo. LIBOR + 2.250%), 3.48%, 7/28/25 (k)		4,786	4,748,834
CBS Radio, Inc., Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/17/23 (k)		1,311	1,317,564
Charter Communications Operating LLC, 2016 Term Loan I Add, (1 mo. LIBOR + 2.250%), 3.49%, 1/15/24 (k)		4,552	4,572,588
CSC Holdings LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.250%), 3.48%, 7/17/25 (k)		3,775	3,748,549
DHX Media Ltd., Term Loan B, (1 mo. LIBOR + 3.750%, 1.00% Floor), 4.99%, 12/29/23 (a)(k)		865	867,163
Getty Images, Inc., Term Loan B, (1 Week LIBOR + 3.500%), 4.80%, 10/18/19 (k)		338	291,893
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 5/31/21 (k)		1,185	1,140,882
Intelsat Jackson Holdings SA, Term Loan B2, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.00%, 6/30/19 (k)		8,375	8,337,351
Live Nation Entertainment, Inc., Term Loan B3, (1 mo. LIBOR + 2.250%), 3.50%, 10/31/23 (k)		602	602,716
Mission Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.500%), 3.73%, 1/17/24 (k)		303	303,246
Nexstar Broadcasting, Inc., 2017 Term Loan B2, (1 mo. LIBOR + 2.500%), 3.73%, 1/17/24 (k)		2,439	2,441,978

Floating Rate Loan Interests		Par (000)	Value
Media (continued)
Numericable US LLC, Term Loan B10, (3 mo. LIBOR + 3.250%), 4.56%, 1/14/25 (k)	USD	2,159	$2,166,394
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.000%), 4.24%, 2/01/24 (k)		943	929,280
SBA Senior Finance II LLC, Term Loan B1, (1 mo. LIBOR + 2.250%), 3.49%, 3/24/21 (k)		1,916	1,918,394
Trader Corp., 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.54%, 9/28/23 (k)		1,072	1,070,082
Tribune Media Co., Term Loan C, (1 mo. LIBOR + 3.000%), 4.24%, 1/27/24 (k)		2,416	2,419,637
Unitymedia Hessen GmbH & Co. KG, Term Loan B, 9/30/25 (n)		2,800	2,786,000
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 3/15/24 (k)		2,686	2,662,934
Virgin Media Bristol LLC, Term Loan I, (1 mo. LIBOR + 2.750%), 3.98%, 1/31/25 (k)		3,470	3,476,732
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.500%), 3.73%, 4/15/25 (k)		2,925	2,916,225

			49,390,670
Metals & Mining — 0.1%
WireCo WorldGroup, Inc., 2016 1st Lien Term Loan, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.82%, 9/30/23 (k)		511	516,571
Multiline Retail — 0.3%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.25%, 7/31/24 (a)(k)		935	932,662
Hudson’s Bay Co., 2015 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 9/30/22 (k)		883	847,189
Neiman Marcus Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.250%, 1.00% Floor), 4.48%, 10/25/20 (k)		501	368,402

			2,148,253
Oil, Gas & Consumable Fuels — 2.9%
BCP Raptor LLC, Term Loan B, (2 mo. LIBOR + 4.250%, 1.00% Floor), 5.51%, 6/24/24 (k)		1,750	1,760,202
BCP Renaissance Parent LLC, Term Loan, 12/07/24 (a)(n)		2,505	—
California Resources Corp. (k):
Second Out Term Loan, (1 mo. LIBOR + 10.375%), 11.60%, 12/31/21		3,145	3,328,448
Term Loan A, (1 mo. LIBOR + 3.000%), 4.24%, 10/01/19 (a)		1,457	1,383,744
Chesapeake Energy Corp., Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.81%, 8/23/21 (k)		3,907	4,147,560
CITGO Holding, Inc., 2015 Term Loan B, (3 mo. LIBOR + 8.500%, 1.00% Floor), 9.80%, 5/12/18 (k)		820	825,311
Drillships Financing Holding, Inc., Term Loan B1, (1 mo. LIBOR + 5.000%), 6.03%, 3/31/21 (k)		1,400	888,788
Energy Transfer Equity LP, 2017 Term Loan B, (1 mo. LIBOR + 2.750%), 3.98%, 2/02/24 (k)		2,885	2,887,739

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	25

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
EWT Holdings III Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.750%, 1.00% Floor), 5.05%, 1/15/21 (k)	USD	130	$131,410
MEG Energy Corp., 2017 Term Loan B, (PRIME + 2.500%, 1.00% Floor), 4.73%, 12/31/23 (k)		3,406	3,376,518
Moxie Patriot LLC, Term Loan B1, (3 mo. LIBOR + 5.750%), 7.05%, 12/19/20 (k)		498	461,604
PowerTeam Services LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.55%, 11/06/20 (k)		200	198,250
Ultra Resources, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 4/12/24 (k)		1,028	1,026,283
Veresen Midstream LP, 2017 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 3/31/22 (k)		1,866	1,874,009

			22,289,866
Personal Products — 1.1%
Nature’s Bounty Co.:
2017 2nd Lien Term Loan, 9/15/25 (n)		1,656	1,642,206
2017 Term Loan, 8/11/24 (n)		3,650	3,624,924
2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 5/05/23		1,052	1,052,195
Prestige Brands, Inc., Term Loan B4, (1 mo. LIBOR + 2.750%), 3.99%, 1/26/24 (k)		1,867	1,869,559
Revlon Consumer Products Corp., 2016 Term Loan B, (1 mo. LIBOR + 3.500%), 4.74%, 9/07/23 (k)		613	549,204

			8,738,088
Pharmaceuticals — 2.2%
Akorn, Inc., Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.50%, 4/16/21 (a)(k)		1,349	1,364,591
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, (PRIME + 1.250%), 3.44%, 1/31/25 (k)		5,970	5,976,425
Jaguar Holding Co. II, 2017 Term Loan, (3 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 8/18/22 (k)		4,100	4,109,005
Valeant Pharmaceuticals International, Inc., Series F1 Term Loan B, (1 mo. LIBOR + 4.750%), 5.99%, 4/01/22 (k)		5,117	5,201,844

			16,651,865
Professional Services — 0.7%
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 7/23/21 (k)		1,624	1,559,794
Information Resources, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 1/18/24 (k)		773	777,894
SIRVA Worldwide, Inc., 2016 Term Loan, (3 mo. LIBOR + 6.500%, 1.00% Floor), 7.80%, 11/14/22 (a)(k)		1,119	1,124,972
Sterling Infosystems, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.55%, 6/20/22 (k)		2,237	2,243,806

			5,706,466

Floating Rate Loan Interests		Par (000)	Value
Real Estate Investment Trusts (REITs) — 0.6%
Capital Automotive LP, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 3/24/24 (k)	USD	576	$578,875
Communications Sales & Leasing, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 10/24/22 (k)		516	498,145
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 4/25/23 (k)		3,171	3,176,111

			4,253,131
Real Estate Management & Development — 0.8%
CityCenter Holdings LLC, 2017 Term Loan B, (3 mo. LIBOR + 2.500%), 3.73%, 4/18/24 (k)		1,406	1,408,091
DTZ US Borrower LLC, 2015 1st Lien Term Loan, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.56%, 11/04/21 (k)		2,053	2,056,406
Realogy Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 7/20/22 (k)		2,613	2,621,096

			6,085,593
Semiconductors & Semiconductor Equipment — 0.3%
Cavium, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.48%, 8/16/22 (a)(k)		525	525,442
Microsemi Corp., 2015 Term Loan B, (3 mo. LIBOR + 2.250%), 3.55%, 1/15/23 (k)		392	393,134
ON Semiconductor Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 3/31/23 (k)		461	462,161
Versum Materials, Inc., Term Loan, (3 mo. LIBOR + 2.500%), 3.80%, 9/29/23 (k)		710	712,596

			2,093,333
Software — 8.4%
Almonde, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 7.250%, 1.00% Floor), 8.57%, 6/13/25 (k)		1,151	1,170,245
Aptean, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%, 1.00% Floor), 5.55%, 12/20/22 (k)		1,112	1,119,865
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.000%, 1.00% Floor), 5.24%, 9/10/22 (k)		2,039	2,044,645
Cypress Intermediate Holdings, Inc. (k):
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.000%, 1.00% Floor), 4.24%, 4/27/24		1,225	1,222,244
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.750%, 1.00% Floor), 7.99%, 4/27/25		495	508,459
Dell, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.500%), 3.74%, 9/07/23 (k)		3,042	3,053,337
Digicel International Finance Ltd., 2017 Term Loan B, (3 mo. LIBOR + 3.750%), 5.07%, 5/28/24 (k)		2,050	2,068,675
DTI Holdco, Inc., 2016 Term Loan B, (2 mo. LIBOR + 5.250%, 1.00% Floor), 6.51%, 9/30/23 (k)		1,117	1,067,128

See Notes to Consolidated Financial Statements.

26	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Software (continued)
Hyland Software, Inc. (k):
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.000%), 8.24%, 7/07/25	USD	580	$589,425
2017 Term Loan, (1 mo. LIBOR + 3.250%), 4.49%, 7/01/22		1,274	1,283,431
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.750%, 1.00% Floor), 4.05%, 2/01/22 (k)		2,867	2,857,507
Informatica Corp., Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.80%, 8/05/22 (k)		3,675	3,677,404
IQOR US, Inc., Term Loan B, (3 mo. LIBOR + 5.000%, 1.00% Floor), 6.30%, 4/01/21 (k)		1,515	1,499,183
Kronos, Inc. (k):
2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.76%, 11/01/23		2,602	2,621,846
2nd Lien Term Loan, (3 mo. LIBOR + 8.250%, 1.00% Floor), 9.56%, 11/01/24		1,175	1,213,187
LANDesk Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 4.250%, 1.00% Floor), 5.49%, 1/20/24 (k)		334	329,615
MA FinanceCo. LLC, Term Loan B3, (1 mo. LIBOR + 2.750%), 3.98%, 6/21/24 (k)		279	278,592
Misys Europe SA, 1st Lien Term Loan, (3 mo. LIBOR + 3.500%), 4.82%, 6/13/24 (k)		3,105	3,118,196
Mitchell International, Inc. (k):
1st Lien Term Loan, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.76%, 10/13/20		2,157	2,161,425
2nd Lien Term Loan, (3 mo. LIBOR + 7.500%, 1.00% Floor), 8.81%, 10/11/21		1,250	1,258,200
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.500%, 1.00% Floor), 4.81%, 4/26/24 (k)		3,089	3,011,775
Project Leopard Holdings, Inc., Term Loan B, (3 mo. LIBOR + 5.500%, 1.00% Floor), 6.76%, 7/07/23 (a)(k)		860	864,300
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 10/12/23 (k)		1,994	2,007,229
Seattle Spinco, Inc., Term Loan B3, (3 mo. LIBOR + 2.750%), 4.03%, 6/21/24 (k)		1,884	1,881,400
SolarWinds Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 2/05/23 (k)		2,475	2,483,997
Solera LLC, Term Loan B, (2 mo. LIBOR + 3.250%, 1.00% Floor), 4.51%, 3/03/23 (k)		2,318	2,324,049
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.250%, 1.00% Floor), 4.55%, 9/30/22 (k)		1,761	1,757,941
SS&C Technologies, Inc. (k):
2017 Term Loan B1, (1 mo. LIBOR + 2.250%), 3.49%, 7/08/22		2,338	2,346,266
2017 Term Loan B2, (1 mo. LIBOR + 2.250%), 3.49%, 7/08/22		122	122,363

Floating Rate Loan Interests		Par (000)	Value
Software (continued)
Synchronoss Technologies, Inc., Term Loan, (3 mo. LIBOR + 4.500%), 5.76%, 1/19/24 (k)	USD	1,157	$1,139,744
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 3.000%), 4.23%, 5/01/24 (k)		2,815	2,823,445
Tibco Software Inc., Repriced Term Loan B, (1 mo. LIBOR + 3.500%, 1.00% Floor), 4.74%, 12/04/20 (k)		2,223	2,227,366
Trans Union LLC, Term Loan B3, (1 mo. LIBOR + 2.000%), 3.24%, 4/07/23 (k)		5,520	5,521,074
Veritas Bermuda Ltd., Repriced Term Loan B, (3 mo. LIBOR + 4.500%, 1.00% Floor), 5.80%, 1/27/23 (k)		2,504	2,521,451

			64,175,009
Specialty Retail — 1.2%
Academy Ltd., 2015 Term Loan B, (3 mo. LIBOR + 4.000%, 1.00% Floor), 5.23%, 7/01/22 (k)		800	532,474
Bass Pro Group LLC, Asset Sale Term Loan, (3 mo. LIBOR + 4.750%), 6.05%, 6/09/18 (k)		655	655,413
Leslie’s Poolmart, Inc., 2016 Term Loan, (2 mo. LIBOR + 3.750%, 1.00% Floor), 5.06%, 8/16/23 (k)		829	828,389
Michaels Stores, Inc., 2016 Term Loan B1, (1 mo. LIBOR + 2.750%, 1.00% Floor), 3.99%, 1/30/23 (k)		1,239	1,236,751
Party City Holdings, Inc., 2016 Term Loan, (3 mo. LIBOR + 3.000%), 4.30%, 8/19/22 (k)		1,920	1,920,569
Petco Animal Supplies, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.000%, 1.00% Floor), 4.31%, 1/26/23 (k)		995	835,260
Staples, Inc., 2017 Term Loan B, 8/06/24 (n)		2,955	2,939,545
Things Remembered, Inc., 2016 Term Loan, (1 mo. LIBOR + 1.000%), 2.24%, 2/29/20 (a)(k)		1,340	134,023

			9,082,424
Textiles, Apparel & Luxury Goods — 0.3%
Ascend Performance Materials Operations LLC, Term Loan B, (3 mo. LIBOR + 5.250%, 1.00% Floor), 6.55%, 8/12/22 (a)(k)		2,481	2,493,861
Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc., Term Loan B, (3 mo. LIBOR + 2.750%), 3.98%, 10/01/22 (k)		580	581,368
HD Supply Waterworks Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.000%, 1.00% Floor), 4.46%, 8/01/24 (k)		1,130	1,131,412
HD Supply, Inc. (k):
Term Loan B1, (1 mo. LIBOR + 2.250%), 4.05%, 8/13/21		1,243	1,243,216
Term Loan B2, (1 mo. LIBOR + 2.500%), 4.05%, 10/17/23		1,901	1,903,488
Nexeo Solutions LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.750%), 5.05%, 6/09/23 (k)		242	243,694

			5,103,178

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	27

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Wireless Telecommunication Services — 1.9%
GEO Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.250%), 3.49%, 3/22/24 (k)	USD	1,501	$1,501,868
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 7.23%, 12/07/20 (f)		9,362	8,907,520
LTS Buyer LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%), 4.55%, 4/13/20 (k)		3,806	3,810,203

			14,219,591
Total Floating Rate Loan Interests — 80.0%			609,379,668

Other Interests (l)		Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (a)(b)		1,154	12
IT Services — 0.0%
Millennium Lender Claims (a)(b)		2,240	—
Total Other Interests — 0.0%			12

Preferred Securities
Capital Trusts		Par (000)
Banco Santander SA, 6.25% (h)(i)		100	122,512
Bank of America Corp., Series X, 6.25% (h)(i)		1,100	1,208,900
Citigroup, Inc., Series N, 5.80% (h)(i)		1,100	1,145,375
Cooperatieve Rabobank UA, 6.63% (h)(i)		200	266,363
Credit Agricole SA, 6.50% (h)(i)		100	131,962
Enel SpA (h):
6.50% 1/10/74		100	127,974
7.75% 9/10/75		100	147,738
Erste Group Bank AG, 6.50% (h)(i)		200	259,796
Gas Natural Fenosa Finance BV, 3.38% (h)(i)		100	121,421
Goldman Sachs Group, Inc., Series L, 5.70% (h)(i)		750	776,250
HBOS Capital Funding LP, 6.85% (i)		200	204,420
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 1.50% (h)(i)		100	82,832
HSBC Holdings PLC, 6.00% (h)(i)		600	630,900
Intesa Sanpaolo SpA, 7.00% (h)(i)		400	512,489
JPMorgan Chase & Co., Series V, 5.00% (h)(i)		780	792,090
Lanxess AG, 4.50% 12/06/76 (h)		50	65,267
National Westminster Bank PLC, Series C, 1.63% (h)(i)		100	84,205
Origin Energy Finance Ltd., 4.00% 9/16/74 (h)		100	123,850
Repsol International Finance BV, 4.50% 3/25/75 (h)		100	126,371

Capital Trusts		Par (000)	Value
Royal Bank of Scotland Group PLC, 8.63% (h)(i)	USD	246	$272,445
RWE AG, 2.75% 4/21/75 (h)		60	72,224
SoftBank Group Corp., 6.00% (h)(i)		200	200,500
Solvay Finance SA, 5.12% (h)(i)		100	132,706
Telefonica Europe BV (h)(i):
3.75%		100	124,278
4.20%		200	251,542
5.00%		100	127,735
TOTAL SA, 3.88% (h)(i)		100	128,828
UBS Group AG, 5.75% (h)(i)		200	265,754
Total Capital Trusts — 1.1%			8,506,727

Preferred Stock		Shares
Capital Markets — 0.0%
Goldman Sachs Group, Inc., Series J, 5.50% (h)(i)		13,550	364,902

Preferred Securities
Trust Preferred
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2 (3 mo. LIBOR + 5.79%) 7.10% 2/15/2040 (h)		59,219	1,542,310
Total Preferred Securities — 1.3%			10,413,939

Rights
Electric Utilities — 0.0%
Tex Energy LLC (a)		39,599	41,579

Warrants
Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20) (a)		5,283	—
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27) (a)		3,049	213
Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Expires 3/15/18, Strike Price $0.01) (a)		1	—
Total Warrants — 0.0%			213
Total Long-Term Investments (Cost — $1,147,054,545) — 149.3%			1,137,062,249
Options Purchased (Cost — $5,867) — 0.0%			—
Total Investments (Cost — $1,147,060,412) — 149.3%			1,137,062,249
Liabilities in Excess of Other Assets — (49.3)%			(375,335,142)

Net Assets — 100.0%			$761,727,107

Notes to Schedule of Investments

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Floating rate security. Rate shown is the rate in effect as of period end.

See Notes to Consolidated Financial Statements.

28	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

(e)	When-issued security.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	Issuer filed for bankruptcy and/or is in default.

(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(i)	Perpetual security with no stated maturity date.

(j)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(k)	Variable rate security. Rate shown is the rate in effect as of period end.

(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(m)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

•

During the six months ended August 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate Persons and/or Related Parties	Shares Held at February 28, 2017	Shares Purchased	Shares Sold	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	—	—	$4,840	—	—
iShares iBoxx USD High Yield Corporate Bond ETF	157,001	—	(157,001)	—	—	257,172	$508,287	$(475,323)
Total					—	$262,012	$508,287	$(475,323)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)		Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	2	November 2017	$2		$(1,252)
Euro Bund Future	1	November 2017	$0	[1]	(906)

					(2,158)

Short Contracts
Euro Bund	(3)	September 2017	$590		(2,360)
UK Long Gilt Bond	(1)	December 2017	$165		426

					(1,934)

Total					$(4,092)

[1] Amount is less than $500.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	100,000	USD	117,818	Citibank N.A.	9/06/17	$1,233
EUR	250,000	USD	294,824	HSBC Bank PLC	9/06/17	2,803
GBP	100,000	USD	128,943	Goldman Sachs International	9/06/17	371
GBP	200,000	USD	258,412	Nomura International PLC	9/06/17	216
USD	2,121,311	GBP	1,615,000	HSBC Bank PCL	9/06/17	32,888
USD	7,197,294	EUR	6,029,500	Deutsche Bank AG	10/04/17	8,176

						45,687

USD	14,653,403	EUR	12,409,000	Deutsche Bank AG	9/06/17	(119,626)
USD	7,147,321	EUR	6,029,500	Royal Bank of Scotland PLC	10/04/17	(41,797)
USD	1,951,585	GBP	1,509,000	UBS AG	10/04/17	(1,699)

						(163,122)
Net Unrealized Depreciation						$(117,435)

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	29

Schedule of Investments (continued)

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)	Value
Call
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	6	12/14/19	USD	942.86	—	—

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	12/20/21	CCC	USD	620	$(77,708)	$(22,221)	$(55,487)
Markit CDX North America High Yield Index, Series 27, Version 2	5.00%	Quarterly	12/20/21	B+	USD	8,991	698,696	489,032	209,664
Dow Jones CDX North America High Yield Index, Series 28, Version 1	5.00%	Quarterly	6/20/22	B+	USD	12,061	875,879	836,460	39,419
Total							$1,496,867	$1,303,271	$193,596

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Hellenic Telecommunications Organization SA	5.00%	Quarterly	Goldman Sachs International	12/20/21	B+	EUR	30	$5,663	$1,549	$4,114
Hertz Corp.	5.00%	Quarterly	Goldman Sachs International	6/20/22	B-	USD	91	(4,559)	(5,668)	1,109
Hertz Corp.	5.00%	Quarterly	Barclays Bank PLC	6/20/22	B-	USD	70	(9,639)	(6,807)	(2,832)
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Credit Suisse International	6/20/22	BB+	EUR	20	3,960	3,795	165
Jaguar Land Rover Automotive PLC	5.00%	Quarterly	Barclays Bank PLC	6/20/22	BB+	EUR	20	3,959	3,765	194
Total								$(616)	$(3,366)	$2,750

[1] Using S&P rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$1,325,492	$(22,221)	$249,083	$(55,487)
OTC Derivatives	9,109	(12,475)	5,582	(2,832)
Total	$1,334,601	$(34,696)	$254,665	$(58,319)

[1]    Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

See Notes to Consolidated Financial Statements.

30	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$426	—	$426
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$45,687	—	—	45,687
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$249,083	—	—	—	—	249,083
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	14,691	—	—	—	—	14,691

Total		—	$263,774	—	$45,687	$426	—	$309,887

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$4,518	—	$4,518
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$163,122	—	—	163,122
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$55,487	—	—	—	—	55,487
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	15,307	—	—	—	—	15,307

Total		—	$70,794	—	$163,122	$4,518	—	$238,434

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the six months ended August 31, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,637	—	$1,637
Forward foreign currency exchange contracts	—	—	—	$(1,480,489)	—	—	(1,480,489)
Swaps	—	$521,868	$98,173	—	28,066	—	648,107

Total	—	$521,868	$98,173	$(1,480,489)	$29,703	—	$(830,745)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(4,101)	—	$(4,101)
Forward foreign currency exchange contracts	—	—	—	$(345,709)	—	—	(345,709)
Swaps	—	$(149,878)	—	—	—	—	(149,878)

Total	—	$(149,878)	—	$(345,709)	$(4,101)	—	$(499,688)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,024
Average notional value of contracts — short	$881,517
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$33,647,362
Average amounts sold — in USD	$874,004
Credit default swaps:
Average notional value — buy protection	$78,634
Average notional value — sell protection	$19,492,582
Total return swaps:
Average notional amount	$825,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	31

Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$233	$13
Forward foreign currency exchange contracts	45,687	163,122
Swaps — Centrally cleared	37,127	—
Swaps — OTC[1]	14,691	15,307

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$97,738	$178,442

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(37,360)	(13)

Total derivative assets and liabilities subject to an MNA	$60,378	$178,429

[1] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,3]
Barclays Bank PLC	$3,959	$(3,959)	—	—	—
Citibank N.A.	1,233	—	—	—	$1,233
Credit Suisse International	3,960	—	—	—	3,960
Deutsche Bank AG	8,176	(8,176)	—	—	—
Goldman Sachs International	7,143	(5,668)	—	—	1,475
HSBC Bank PLC	35,691	—	—	—	35,691
Nomura International PLC	216	—	—	—	216

Total	$60,378	$(17,803)	—	—	$42,575

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3,4]
Barclays Bank PLC	$9,639	$(3,959)	—	—	$5,680
Deutsche Bank AG	119,626	(8,176)	—	—	111,450
Goldman Sachs International	5,668	(5,668)	—	—	—
Royal Bank of Scotland PLC	41,797	—	—	—	41,797
UBS AG	1,699	—	—	—	1,699

Total	$178,429	$(17,803)	—	—	$160,626

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[4] Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$73,311,172	$2,000,000	$75,311,172
Common Stocks	$718,348	152,104	1,805,727	2,676,179
Corporate Bonds	—	428,217,226	11,022,261	439,239,487
Floating Rate Loan Interests	—	588,042,908	21,336,760	609,379,668
Other Interests	—	—	12	12
Preferred Securities	1,907,212	8,506,727	—	10,413,939
Rights	—	—	41,579	41,579
Warrants	—	—	213	213
Unfunded Floating Rate Loan Interests[1]	—	3,804	—	3,804

Total	$2,625,560	$1,098,233,941	$36,206,552	$1,137,066,053

See Notes to Consolidated Financial Statements.

32	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Schedule of Investments (continued)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$254,665	—	$254,665
Forward foreign currency contracts	—	45,687	—	45,687
Interest rate contracts	$426	—	—	426
Liabilities:
Credit contracts	—	(58,319)	—	(58,319)
Forward foreign currency contracts	—	(163,122)	—	(163,122)
Interest rate contracts	(2,360)	(2,158)	—	(4,518)

Total	$(1,934)	$76,753	—	$74,819

[1] Unfunded floating rate loan interest are valued at the unrealized appreciation (depreciation) on the commitment.

[2]    Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $364,000,000 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended August 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Total
Assets:
Opening balance, as of February 28, 2017	$2,519,729	$1,800,000	$10,591,604	$15,974,274	$12	$81,663	$29,644	$30,996,926
Transfers into Level 3[1]	—	—	—	8,768,347	—	—	—	8,768,347
Transfers out of Level 3[2]	—	(1,800,000)	—	(6,516,626)	—	—	—	(8,316,626)
Other[3]	28,204	—	—	—	—	(28,204)	—	—
Accrued discounts/premiums	—	—	—	101,454	—	—	—	101,454
Net realized gain (loss)	23,553	—	—	95,772	—	—	28,869	148,194
Net change in unrealized appreciation (depreciation)[4,5]	(732,860)	14,000	177,987	(442,253)	69,377	(11,880)	(29,431)	(955,060)
Purchases	—	1,986,000	252,670	9,892,818	—	—	—	12,131,488
Sales	(32,899)	—	—	(6,537,026)	(69,377)	—	(28,869)	(6,668,171)

Closing Balance, as of August 31, 2017	$1,805,727	$2,000,000	$11,022,261	$21,336,760	$12	$41,579	$213	$36,206,552

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 20175	$(714,005)	$14,000	$177,985	$(383,423)	$69,377	$(11,880)	$(579)	$(848,526)

1   As of February 28, 2017, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2017, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

2   As of February 28, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Certain Level 3 investments were re-classified between Common Stocks and Rights.
[4] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[5] Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	33

Schedule of Investments (concluded)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $23,020,411. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approaches	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$1,805,711	Market	EBITDA Multiple[1]	6.75x
			Marketability Discount[2]	9.9%
			Time to Exit[1]	1 — 2 years
			Volatility[1]	24%
			Last 12 Month EBITDA Multiple[1]	4.63x — 6.38x
			Current Fiscal year EBITDA Multiple[1]	4.88x — 7.63x
Corporate Bonds	11,022,259	Income	Discount Rate[2]	10.5%
		Market	EBITDA Multiple[1]	6.75x
			Marketability Discount[2]	9.9%
			Time to Exit[1]	1 — 2 years
			Volatility[1]	24%
Floating Rate Loan Interests	357,958	Income	Discount Rate[2]	4.79%
		Market	Revenue Multiple[1]	0.07x
Warrants	213	Market	Volatility[1]	25%

Total	$13,186,141

[1] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[2] Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Consolidated Financial Statements.

34	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Consolidated Statement of Assets and Liabilities

August 31, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,147,060,412)	$1,137,062,249
Cash	4,180,677
Cash pledged:
Centrally cleared swaps	1,520,000
Futures contracts	15,000
Foreign currency at value (cost — $8,422)	8,332
Receivables:
Interest — unaffiliated	9,593,135
Investments sold	4,870,537
Variation margin on centrally cleared swaps	37,127
Dividends — affiliated	1,482
Variation margin on futures contracts	233
Swap premiums paid	9,109
Unrealized appreciation on:
Forward foreign currency exchange contracts	45,687
OTC derivatives	5,582
Unfunded floating rate loan interests	3,804
Prepaid expenses	16,993
Other assets	56,495

Total assets	1,157,426,442

Liabilities
Payables:
Bank borrowings	364,000,000
Investments purchased	29,196,152
Interest expense	623,269
Investment advisory fees	525,321
Capital shares redeemed	481,964
Officer’s and Directors’ fees	314,894
Income dividends	140,887
Variation margin on futures contracts	13
Other accrued expenses	238,406
Swap premiums received	12,475
Unrealized depreciation on:
Forward foreign currency exchange contracts	163,122
OTC derivatives	2,832
Contingencies[1]	—

Total liabilities	395,699,335

Net Assets	$761,727,107

Net Assets Consist of
Paid-in capital	$1,001,024,371
Undistributed net investment income	2,296,160
Accumulated net realized loss	(231,776,967)
Net unrealized appreciation (depreciation)	(9,816,457)

Net Assets	$761,727,107

Net asset value, based on net assets of $761,727,107 and 60,046,241 shares outstanding, 400 million shares authorized, $0.10 par value	$12.69

[1] See Note 12 of the Notes to Consolidated Financial Statements for details of contingencies.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	35

Consolidated Statement of Operations

Six Months Ended August 31, 2017 (Unaudited)

Investment Income
Interest	$30,502,140
Dividends — affiliated	262,012
Dividends — unaffiliated	9,365

Total investment income	30,773,517

Expenses
Investment advisory	3,089,496
Professional	117,397
Accounting services	72,315
Officer and Directors	51,672
Transfer agent	50,568
Custodian	34,015
Printing	17,323
Registration	16,648
Miscellaneous	44,356

Total expenses excluding interest expense and income tax	3,493,790
Interest expense	3,247,103
Income tax	17,039

Total expenses	6,757,932
Less fees waived by the Manager	(25,752)

Total expenses after fees waived	6,732,180

Net investment income	24,041,337

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	4,441,480
Investments — affiliated	508,287
Futures contracts	1,637
Forward foreign currency exchange contracts	(1,480,489)
Foreign currency transactions	151,419
Payment by affiliate	2,627
Swaps	648,107

4,273,068

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(4,654,191)
Investments — affiliated	(475,323)
Futures contracts	(4,101)
Forward foreign currency exchange contracts	(345,709)
Foreign currency translations	62,250
Swaps	(149,878)
Unfunded floating rate loan interests	(20)

(5,566,972)

Net realized and unrealized loss	(1,293,904)

Net Increase in Net Assets Resulting from Operations	$22,747,433

See Notes to Consolidated Financial Statements.

36	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 29, 2017

Operations
Net investment income	$24,041,337	$45,703,051
Net realized gain	4,273,068	3,553,260
Net change in unrealized appreciation (depreciation)	(5,566,972)	78,291,323

Net increase in net assets resulting from operations	22,747,433	127,547,634

Distributions to Shareholders[1]
From net investment income	(24,983,225)	(46,740,255)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(16,846,398)	(9,233,758)

Net Assets
Total increase (decrease) in net assets	(19,082,190)	71,573,621
Beginning of period	780,809,297	709,235,676

End of period	$761,727,107	$780,809,297

Undistributed net investment income, end of period	$2,296,160	$3,238,048

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	37

Consolidated Statement of Cash Flows

Six Months Ended August 31, 2017 (Unaudited)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$22,747,433
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	374,468,698
Purchases of long-term investments	(399,973,569)
Amortization of premium and accretion of discount on investments and other fees	(413,930)
Paid-in-kind income	(772,429)
Net realized gain on investments	(5,045,374)
Net unrealized loss on investments	5,472,636
(Increase) Decrease in Assets:
Cash pledged:
Futures contracts	(3,000)
Centrally cleared swaps	111,000
Receivables:
Interest — unaffiliated	1,230,663
Dividends — affiliated	(243)
Variation margin on futures contracts	43
Variation margin on centrally cleared swaps	(31,681)
Swap premiums paid	(7,376)
Prepaid expenses	27,448
Other assets	905
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	69,829
Interest expense and fees	240,954
Officer’s and Directors’ fees	22,812
Variation margin on futures contracts	13
Other accrued expenses	(455,569)
Swap premiums received	10,894

Net cash used for operating activities	(2,299,843)

Cash Provided by (Used for) Financing Activities
Proceeds from bank borrowings	233,000,000
Payments on bank borrowings	(187,000,000)
Cash dividends paid to Common Shareholders	(24,940,108)
Net payments on Common Shares redeemed	(17,121,597)
Decrease in bank overdraft	(2,674,126)

Net cash provided by financing activities	1,264,169

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(57)

Cash
Net decrease in cash	(1,035,731)
Cash and foreign currency at value at beginning of period	5,224,740

Cash and foreign currency at value at end of period	$4,189,009

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$3,006,149

See Notes to Consolidated Financial Statements.

38	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Consolidated Financial Highlights

	Six Months Ended August 31, 2017 (Unaudited)		Year Ended February 28, 2017		Year Ended February 29, 2016[13]	Year Ended February 28,
						2015[13]	2014[13]		2013[13]

Per Share Operating Performance
Net asset value, beginning of period	$12.70		$11.38		$12.87	$13.32	$13.15		$12.39

Net investment income[1]	0.40		0.73		0.77	0.87	0.90		0.99
Net realized and unrealized gain (loss)	0.00	[2]	1.34		(1.46)	(0.43)	0.28		0.77

Net increase (decrease) from investment operations	0.40		2.07		(0.69)	0.44	1.18		1.76

Distributions:[3]
From net investment income	(0.41)		(0.75)		(0.80)	(0.89)	(0.99)		(1.00)
From return of capital	—		—		—	—	(0.02)		—

Total distributions	(0.41)		(0.75)		(0.80)	(0.89)	(1.01)		(1.00)

Net asset value, end of period	$12.69		$12.70		$11.38	$12.87	$13.32		$13.15

Market price, end of period	$11.60		$11.68		$9.96	$11.43	$12.24		$13.38

Total Return[4]
Based on net asset value	3.49%	[5,6]	19.57%		(4.73)%	4.15%	9.91%		14.78%

Based on market price	2.86%	[5]	25.53%		(6.03)%	0.66%	(0.81)%		16.87%

Ratios to Average Net Assets
Total expenses	1.74%	[7,8]	1.36%	[9]	1.18% [8]	1.24%	1.38%	[10]	1.41%	[11]

Total expenses after fees waived and paid indirectly	1.74%	[7,8]	1.35%	[9]	1.18% [8]	1.24%	1.38%	[10]	1.41%	[11]

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.89%	[7,8]	0.87%	[9]	0.84% [8]	0.89%	1.00%	[10]	1.04%	[12]

Net investment income	6.20%	[7]	6.04%		6.29%	6.68%	6.80%		7.89%	[11]

Supplemental Data
Net assets, end of period (000)	$761,727		$780,810		$709,236	$801,887	$829,737		$474,953

Borrowings outstanding, end of period (000)	$364,000		$318,000		$190,000	$295,000	$315,000		$190,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,093		$3,455		$4,733	$3,719	$3,634		$3,500

Portfolio turnover rate	33%		55%		41%	54%	54%		72%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Aggregate total return.

[6]	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

[7]	Annualized.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[10]

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.31%, 1.31% and 0.94%, respectively.

[11]	Restated to include income taxes for the consolidated entity.

[12]	For the year ended February 28, 2013 the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax was 0.98%.

[13]

Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016. See Note 11 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	39

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Maryland Corporation. The Fund determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of DSU include the account of DSU Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of DSU. The Taxable Subsidiary enables DSU to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for DSU. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for DSU. DSU may invest up to 25% of its total assets in the Taxable Subsidiary. There were no assets in the Taxable Subsidiary as of period end. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to DSU.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

40	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Notes to Consolidated Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in the officer’s and directors’ fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Consolidated Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

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Notes to Consolidated Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer.

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Notes to Consolidated Financial Statements (continued)

Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of

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Notes to Consolidated Financial Statements (continued)

factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

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Notes to Consolidated Financial Statements (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Equian LLC	$276,652	$275,268	$279,072	$3,804

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

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Notes to Consolidated Financial Statements (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the

46	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Notes to Consolidated Financial Statements (continued)

swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

Distribution Fees: The Fund has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of the Fund’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of July 1, 2017, DSU is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus.

Expense Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the six months ended August 31, 2017, the amounts waived were $357.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	47

Notes to Consolidated Financial Statements (continued)

renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the six months ended August 31, 2017, The Fund waived $25,395 in investment advisory fees pursuant to these arrangements.

Officers and Directors: Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

Other Transactions: During the six months ended August 31, 2017, the Fund received a reimbursement of $2,627 from an affiliate, which is shown as payment by affiliate in the Consolidated Statement of Operations, related to an operating error.

7. Purchases and Sales:

For the six months ended August 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $377,189,244 and $373,762,897, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended February 28, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of February 28, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,
No expiration date[1]	$61,352,908
2018	157,627,297
2019	16,301,990

Total	$235,282,195

[1]	Must be utilized prior to losses subject to expiration.

As of August 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,147,076,321

Gross unrealized appreciation	26,857,244
Gross unrealized depreciation	(36,796,497)

Net unrealized depreciation	$(9,939,253)

9. Bank Borrowings:

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of period end, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $377,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, the Fund paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Consolidated Statement of Operations as borrowing costs, if any. Advances to the Fund as of period end are shown in the Consolidated Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

48	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Notes to Consolidated Financial Statements (continued)

For the six months ended August 31, 2017, the average amount of bank borrowings and the daily weighted average interest rates for loans under the revolving credit agreements were $345,157,609 and 1.87%, respectively.

10. Principal Risks:

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	49

Notes to Consolidated Financial Statements (concluded)

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

11. Capital Share Transactions:

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

The Board previously approved the Fund’s participation in an open market share repurchase program. The Fund is eligible to purchase, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016, subject to certain conditions. Repurchases may be made through November 30, 2017. On September 6, 2017, the Board approved a renewal of this program. Commencing December 1, 2017, the Fund may purchase through November 30, 2018, up to 5% of its shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. There is no assurance that the Fund will purchase shares in any particular amounts. For the six months ended August 31, 2017, the Fund repurchased 1,453,046 shares at a cost of $16,846,398 including transaction costs. The total amount of such repurchases is reflected in the Consolidated Statement of Changes in Net Assets.

The Fund had previously filed a final prospectus with the SEC allowing it to issue an additional 16,125,000 Common Shares through a Shelf Offering. The Fund did not issue any Common Shares through the Shelf Offering. The Fund is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus for the sale of Common Shares. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Initial costs incurred by the Fund in connection with the shelf offering are recorded as “Deferred offering cost” on the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the Fund’s NAV. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by the Fund but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $1,385,823 for the Fund.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.0685 per share on September 29, 2017 to Common Shareholders of record on September 15, 2017.

Additionally, the Fund declared a net investment income dividend of $0.0685 per share on October 2, 2017 payable to Common Shareholders of record October 16, 2017.

50	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (the “Fund”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Fund to BlackRock.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	51

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Broadridge category and the Customized Peer Group. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

52	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Disclosure of Investment Advisory Agreement (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, second and second quartiles, respectively, against its Customized Peer Group. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the Fund’s underperformance during the one-year period. The Board was informed that, among other things, a more defensive position across both high yield and bank loans, an underweight position in commodity-related sectors, and a focus on quality when higher risk assets outperformed were the primary detractors from performance during the one-year period.

The Board and BlackRock continue to have ongoing discussions relating to the Fund’s asset allocation and the performance of its high yield and bank loan portfolios.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	53

Disclosure of Investment Advisory Agreement (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of auction rate preferred securities (“AMPS”) for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

54	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02111	Distributor BlackRock Investments, LLC New York, NY 10022

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	55

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017 to elect director nominees for BlackRock Debt Strategies Fund, Inc. There were no broker non-votes with regard to the Fund.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Cynthia L. Egan		Catherine A. Lynch
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
DSU	36,516,753	18,283,681	36,319,135	18,481,299	36,287,722	18,512,712

Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester, Barbara G. Novick, John M. Perlowski and Karen P. Robards.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Consolidated Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

During the period there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time purchase shares of its common stock in open market or in private transactions.

On September 14, 2016, a Schedule 13D (the “Schedule 13D”) was publicly filed for the Fund on behalf of six funds managed by Saba Capital Management, L. P. (collectively, “Saba”). Based on public filings, including the Schedule 13D, to the Fund’s knowledge, Saba beneficially owns approximately 13.52% of the Fund as of the date of this report. On October 3, 2017, Saba filed an amended Schedule 13D disclosing that it has submitted a shareholder proposal pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to the Fund for presentation to the Fund’s shareholders at the Fund’s 2018 annual meeting of shareholders.

56	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

Additional Information (continued)

General Information (concluded)

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017	57

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-8/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling (800) 882-0052, Option 4.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a)	The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b)	Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
March 1-31, 2017	378,366	$11.4536	378,366	1,931,735
April 1-30, 2017	231,215	$11.5837	231,215	1,700,520
May 1-31, 2017	205,715	$11.6791	205,715	1,494,805
June 1-30, 2017	226,439	$11.6326	226,439	1,268,366
July 1-31, 2017	178,057	$11.6653	178,057	1,090,309
August 1-31, 2017	233,254	$11.6018	233,254	857,055
Total:	1,453,046	$11.5839	1,453,046	857,055

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund may repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (3,115,220 common shares), in open market transactions. On September 6, 2017, the Fund announced a continuation of the open market share repurchase program. Commencing on December 1, 2017, the Fund may repurchase up to 5% of its outstanding shares based on common shares outstanding on November 30, 2017, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

2

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2017

4